[PBHG LOGO OMITTED]
PBHG FUNDS

PROSPECTUS
JULY 16, 2001

PBHG Growth Fund
PBHG Emerging Growth Fund
PBHG Large Cap Growth Fund
PBHG Select Equity Fund
PBHG Core Growth Fund
PBHG Limited Fund
PBHG Large Cap 20 Fund
PBHG New Opportunities Fund
PBHG Large Cap Value Fund
PBHG Mid-Cap Value Fund
PBHG Small Cap Value Fund
PBHG Focused Value Fund
PBHG Cash Reserves Fund
PBHG Technology & Communications Fund
PBHG Strategic Small Company Fund
PBHG Global Technology & Communications Fund


The Securities and Exchange Commission has not approved or disapproved any Fund shares or determined whether this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

                                                        PBHG-Prospectus 7/16/01

AN INTRODUCTION TO THE PBHG FUNDS(R) AND THIS PROSPECTUS

PBHG Funds is a mutual fund that offers a convenient and economical means of investing in professionally managed portfolios of securities, called Funds. This Prospectus offers PBHG Class Shares of each Fund listed on the cover.

Each Fund has its own investment goal and strategies for reaching that goal. Before investing, make sure the Fund's goal matches your own.

     o PBHG Cash Reserves Fund is designed for conservative investors who want to receive current income from their investments. This Fund may be suitable for investors who require stability of principal or who are pursuing a short-term investment goal, such as investing emergency reserves.

     o Other PBHG Funds are generally designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These other Funds may not be suitable for investors who require regular income or stability of principal, or who are pursuing a short-term investment goal, such as investing emergency reserves.

                               INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") is the investment adviser for each Fund. Pilgrim Baxter has retained certain sub-advisers to assist in managing the Funds. For information about the sub-advisers, see page 58 of the Prospectus.

This Prospectus contains important information you should know before investing in any Fund and as a shareholder in a Fund. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Funds, please refer to the back cover of this Prospectus.

                                    CONTENTS

FUND SUMMARIES
--------------------------------------------------------------------------------

         PBHG Growth Fund                          2
         PBHG Emerging Growth Fund                 5
         PBHG Large Cap Growth Fund                8
         PBHG Select Equity Fund                   11
         PBHG Core Growth Fund                     14
         PBHG Limited Fund                         17
         PBHG Large Cap 20 Fund                    20
         PBHG New Opportunities Fund               23
         PBHG Large Cap Value Fund                 26
         PBHG Mid-Cap Value Fund                   29
         PBHG Small Cap Value Fund                 32
         PBHG Focused Value Fund                   35
         PBHG Cash Reserves Fund                   38
         PBHG Technology &
           Communications Fund                     41
         PBHG Strategic Small Company Fund         45
         PBHG Global Technology &
           Communications Fund                     48

MORE ABOUT THE FUNDS
--------------------------------------------------------------------------------
         Our Investment Strategies                 51
         Risks & Returns                           53

THE INVESTMENT ADVISER
& SUB-ADVISERS
--------------------------------------------------------------------------------
         The Investment Adviser                    58
         Pilgrim Baxter & Associates, Ltd.

         The Sub-Advisers                          58
         Pilgrim Baxter Value Investors, Inc.
         ("Value Investors")
         Wellington Management Company, Ltd.
         ("Wellington Management")

YOUR INVESTMENT
--------------------------------------------------------------------------------
         Pricing Fund Shares                       62
         Buying Shares                             63
         Selling Shares                            64
         General Policies                          65
         Distribution & Taxes                      68

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
         Financial Highlights                      70

PBHG GROWTH FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small and medium sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the companies in the Russell 2000 (R) Growth Index had market capitalizations between $146.8 million and $1.4 billion.The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $2 billion or less at the time of purchase. The size of companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of that index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small and medium sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1991  51.63%
1992  28.39%
1993  46.71%
1994  4.75%
1995  50.35%
1996  9.82%
1997  -3.35%
1998  0.59%
1999  92.45%
2000  -22.99%

The Fund's year-to-date return as of 6/30/01 was -17.56%.

BEST QUARTER:  Q4 1999  64.55%
WORST QUARTER: Q4 2000 -32.58%


--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                              Past 1 Year    Past 5 Years    Past 10 Years
--------------------------------------------------------------------------------
 Growth Fund - PBHG CLASS       -22.99%          9.61%          21.68%
 Russell 2000(R)Growth Index    -22.43%          7.15%          12.80%

 Note: The inception date of the Growth Fund was December 19, 1985.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE

 SHAREHOLDER FEES                             None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                              0.85%
 Distribution and/or Service (12b-1) Fees      None
 Other Expenses                               0.40%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses              1.25%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                 1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
PBHG Class        $127      $397        $686       $1,511

PBHG EMERGING GROWTH FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the Russell 2000(R) Growth Index had market capitalizations between $146.8 million and $1.4 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are $500 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000 Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITED]

1994  23.78%
1995  48.45%
1996  17.08%
1997  -3.67%
1998  3.00%
1999  48.34%
2000 -25.22%

The Fund's year-to-date return as of 6/30/01 was -19.88%.

BEST QUARTER:   Q4 1999    45.85%
WORST QUARTER:  Q4 2000   -34.04%

 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                                 Since Inception
                                    Past 1 Year   Past 5 Years      (6/14/93)
--------------------------------------------------------------------------------
 Emerging Growth Fund - PBHG Class    -25.22%         5.20%           16.35%
 Russell 2000(R)Growth Index*         -22.43%         7.15%            9.79%

* The since inception return for the Russell 2000(R) Growth Index was calculated from May 31, 1993.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE

 SHAREHOLDER FEES                             None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                              0.85%
 Distribution and/or Service (12b-1) Fees     None
 Other Expenses                               0.41%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses              1.26%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                     1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
PBHG Class            $128      $400       $692       $1,523

PBHG LARGE CAP GROWTH FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth securities, such as common stocks, of large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the Russell 1000(R) Growth Index had market capitalizations between $1.4 billion and $486.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1996  23.40%
1997  22.36%
1998  30.42%
1999  67.06%
2000  -0.18%

The Fund's year-to-date return as of 6/30/01 was -16.63%.

BEST QUARTER:   Q4 1999  59.55%
WORST QUARTER:  Q4 2000 -22.74%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                                 Since Inception
                                    Past 1 Year   Past 5 Years      (4/5/95)
--------------------------------------------------------------------------------
Large Cap Growth Fund - PBHG Class     -0.18%        26.85%          29.48%
 S&P 500 Index*                        -9.11%        18.33%          20.40%
 Russell 1000(R)Growth Index*         -22.42%        18.15%          20.22%

*The since inception returns for the S&P 500[R] Index and the Russell 1000(R) Growth Index were calculated from March 31, 1995.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                0.75%
 Distribution and/or Service (12b-1) Fees        None
 Other Expenses                                 0.43%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                1.18%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                           1 Year    3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
PBHG Class                  $120      $375        $649       $1,432

PBHG SELECT EQUITY FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund will invest at least 65% of its total assets in growth securities, such as common stocks, of no more than 30 small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized growth companies. An investment in small or medium sized growth companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1996  27.99%
1997  6.84%
1998  19.02%
1999  160.89%
2000  -24.55%

The Fund's year-to-date return as of 6/30/01 was -26.58%.

BEST QUARTER:   Q4 1999    130.62%
WORST QUARTER:  Q4 2000    -43.15%

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                                 Since Inception
                                   Past 1 Year    Past 5 Years      (4/5/95)
--------------------------------------------------------------------------------
 Select Equity Fund - PBHG Class     -24.55%         26.22%          32.77%
 S&P 500 Index*                       -9.11%         18.33%          20.40%

* The since inception return for the S&P 500 Index was calculated from March 31, 1995.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                               None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                               0.85%
 Distribution and/or Service (12b-1) Fees      None
 Other Expenses                                0.41%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses               1.26%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                          1 Year    3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
PBHG Class                 $128      $400       $692       $1,523

PBHG CORE GROWTH FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small, medium or large capitalization companies. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in financial markets, the company's individual situation or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price. In addition, the Fund may emphasize small, medium or large sized companies. An investment in small and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risk associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index is a widely recognized, unmanaged index that measures the performance of the smaller issuers in the Russell 1000(R) Index with greater-than-average growth characteristics. The Russell 1000(R) Index is an unmanaged index that measures the performance of 1,000 large cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1996  32.80%
1997  -9.71%
1998  7.42%
1999  97.59%
2000  -21.07%

The Fund's year-to-date return as of 6/30/01 was -27.40%.

BEST QUARTER:   Q4 1999    54.71%
WORST QUARTER:  Q4 2000   -36.65%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                                 Since Inception
                                  Past 1 Year     Past 5 Years      (12/29/95)
--------------------------------------------------------------------------------
 Core Growth Fund - PBHG Class      -21.07%          14.97%          14.98%
 Russell Midcap(R)Growth Index      -11.75%          17.77%          17.77%

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                               None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                0.85%
 Distribution and/or Service (12b-1) Fees       None
 Other Expenses                                 0.46%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                1.31%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                      1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class             $133        $415         $718       $1,579

PBHG LIMITED FUND

THIS FUND IS CURRENTLY OFFERED ONLY TO EXISTING SHAREHOLDERS. EXISTING SHAREHOLDERS MAY OPEN NEW ACCOUNTS, PROVIDED THAT ANY NEW ACCOUNT IS REGISTERED IN THE SAME NAME OR HAS THE SAME SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER AS THE EXISTING SHAREHOLDER'S ACCOUNT.

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the Russell 2000(R) Growth Index had market capitalizations between $146.8 million and $1.4 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong historical earnings growth and expected earnings higher than the U.S. market as a whole, as measured by the S&P 500 Index. Pilgrim Baxter expects to focus on those growth securities whose market capitalzations or annual revenues are $250 million or less at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund emphasizes small sized growth companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth potential and may go down in price. Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1997   16.07%
1998   13.05%
1999   71.70%
2000   -6.86%

The Fund's year-to-date return as of 6/30/01 was -7.38%.

BEST QUARTER:   Q4 1999   49.84%
WORST QUARTER:  Q4 2000  -25.21%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                       Since Inception
                                   Past 1 Year            (6/28/96)
--------------------------------------------------------------------------------
 Limited Fund - PBHG Class           -6.86%                 20.57%
 Russell 2000(R)Growth Index*       -22.43%                  5.30%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of June 30, 1996.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
SHAREHOLDER FEES                                  NONE
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                  1.00%
 Distribution and/or Service (12b-1) Fees         None
 Other Expenses                                   0.33%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                  1.33%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                    1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class           $135       $421       $729        $1,601

PBHG LARGE CAP 20 FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in growth securities, such as common stocks, of no more than 20 large capitalization companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 1000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the Russell 1000(R) Growth Index had market capitalizations between $1.4 billion and $486.7 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. Pilgrim Baxter expects to focus on those growth securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the Russell 1000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full earnings growth and capital appreciation potential and may go down in price, the Fund's emphasis on large company securities may limit some of the risks associated with growth investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of its benchmark, the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries, and the Russell 1000(R) Growth Index, a widely recognized, unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1997  32.96%
1998  67.83%
1999  102.94%
2000  -22.08%

The Fund's year-to-date return as of 6/30/01 was -25.87%.

BEST QUARTER:   Q4 1999   75.65%
WORST QUARTER:  Q4 2000  -33.11%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                         Since Inception
                                         Past 1 Year        (11/29/96)
--------------------------------------------------------------------------------
 Large Cap 20 Fund - PBHG Class            -22.08%            35.57%
 S&P 500(R)Index*                           -9.11%            16.25%
 Russell 1000(R)Growth Index*              -22.42%            16.00%

 * The since inception returns for the S&P 500 Index and the Russell 1000(R) Growth Index were calculated as of November 30, 1996.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                            None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                             0.85%
 Distribution and/or Service (12b-1) Fees    None
 Other Expenses                              0.38%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses             1.23%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class            $125       $390         $676       $1,489

NEW OPPORTUNITIES FUND

THIS FUND IS CURRENTLY OFFERED ONLY TO THE FOLLOWING INVESTORS: (1) SUBSEQUENT INVESTMENTS BY PERSONS WHO WERE SHAREHOLDERS ON OR BEFORE NOVEMBER 12, 1999; (B) NEW AND SUBSEQUENT INVESTMENTS MADE BY CERTAIN CLIENTS AND EMPLOYEES OF PILGRIM BAXTER AND ITS AFFILIATES; AND (C) NEW AND SUBSEQUENT INVESTMENTS BY CERTAIN PENSIONS PLANS.

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with capital appreciation.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 65% of its total assets in growth securities, such as common stocks, of companies in economic sectors which the Adviser believes have above-average long-term growth potential. The Fund will generally hold stocks of less than 50 small growth companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Growth Index at the time of the Fund's investment. As of May 31, 2001, the Russell 2000(R) Growth Index had market capitalizations between $146.8 million and $1.4 billion. The growth securities in the Fund are primarily common stocks. The sectors that the Adviser believes have above-average long-term growth potential will change as the economy changes. As a result, the Fund may or may not be invested in these or other sectors at any time. In addition, the Fund may emphasize one or more sectors. For example, the Fund may invest 100% of its total assets in one sector. Pilgrim Baxter expects to focus primarily on those growth securities whose market capitalizations or annual revenues are under $1 billion at the time of purchase. The size of the companies in the Russell 2000(R) Growth Index and those which Pilgrim Baxter intends to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth in determining which securities to buy and sell for this Fund. The Fund may sell a security for a variety of reasons, such as to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund invests in a limited number of stocks. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a fund that does not invest in a limited number of stocks. The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The Fund's emphasis on certain sectors of the economy may make the Fund's performance more susceptible to economic, political or regulatory developments in that sector. As a result, the Fund's net asset value may fluctuate more than other equity investments. The Fund emphasizes small growth companies so it may be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth securities in the Fund may never reach what Pilgrim Baxter believes are their full long-term growth potential and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Growth Index, a widely recognized, unmanaged index that tracks the performance of those securities in the Russell 2000(R) Index with greater-than-average growth characteristics. The Russell 2000(R) Index is an unmanaged index that measures the performance of 2,000 small cap companies. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

2000     -4.68%

The Fund's year-to-date return as of 6/30/01 was -22.28%.

BEST QUARTER:   Q1 2000      42.37%
WORST QUARTER:  Q4 2000     -17.05%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                        Since Inception
                                        Past 1 Year        (2/12/99)
--------------------------------------------------------------------------------
 New Opportunities Fund - PBHG CLASS       -4.68%            138.27%
 Russell 2000(R)Growth Index*             -22.43%              3.20%

* The since inception return for the Russell 2000(R) Growth Index was calculated as of January 31, 1999.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                              None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                               1.00%
 Distribution and/or Service (12b-1) Fees      None
 Other Expenses                                0.34%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses               1.34%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. In the fiscal year ended March 31, 2001, the Board elected to reimburse $1,340 in waived fees, which are included in the calculation of "Other Expenses" above. At the time of the election, the Fund had total assets in excess of $355 million

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                    1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class           $136      $425        $734        $1,613

PBHG LARGE CAP VALUE FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital and income. Current income is a secondary objective.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Fund's investment. As of June 29, 2001, the S&P 500 Index had market capitalizations between $698 million and $484 billion. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors expect to focus primarily on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the S&P 500 Index and those which Pilgrim Baxter and Value Investors intend to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Fund may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may go down in price, the Fund's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1997   25.62%
1998   34.74%
1999   11.06%
2000   23.97%

The Fund's year-to-date return as of 6/30/01 was 4.32%.

BEST QUARTER:  Q4 1998     28.21%
WORST QUARTER: Q3 1998     -7.94%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                          Since Inception
                                          Past 1 Year        (12/31/96)
--------------------------------------------------------------------------------
Large Cap Value Fund - PBHG Class           23.97%             23.53%
 S&P 500(R)Index                            -9.11%             17.20%

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                 0.65%
 Distribution and/or Service (12b-1) Fees        None
 Other Expenses                                  0.51%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                 1.16%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                       1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class              $118      $368        $638        $1,409

PBHG MID-CAP VALUE FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the S&P MidCap 400 Index at the time of the Fund's investment. As of June 29, 2001, the S&P MidCap 400 Index had market capitalizations between $208 million and 11.8 billion. The size of the companies in the S&P MidCap 400 Index will change with market conditions and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the S&P MidCap 400's sector weightings. In addition, the Fund generally has a lower price-to-earnings ratio than the S&P MidCap 400 Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of medium sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the S&P MidCap 400 Index, a widely recognized, unmanaged index that tracks the performance of 400 mid-cap stocks, and the S&P BARRA MidCap Value Index, a widely recognized, unmanaged index that tracks the performance of those S&P MidCap 400 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1998   27.84%
1999   21.72%
2000   26.17%

The Fund's year-to-date return as of 6/30/01 was 10.36%.

BEST QUARTER:  Q4 1998     30.07%
WORST QUARTER: Q3 1998    -12.52%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                       Since Inception
                                       Past 1 Year        (4/30/97)
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - PBHG Class         26.17%             32.06%
 S&P MidCap 400 Index                    17.50%             22.44%
 S&P BARRA MidCap Value Index            27.84%             17.39%

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                             None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                              0.85%
 Distribution and/or Service (12b-1) Fees     None
 Other Expenses                               0.50%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses              1.35%*
--------------------------------------------------------------------------------

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                      1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class             $137        $428       $739        $1,624

PBHG SMALL CAP VALUE FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total return over a 3 to 5 year market cycle, consistent with reasonable risk.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in value securities, such as common stocks, issued by companies with market capitalizations similar to the market capitalizations of companies in the Russell 2000(R) Index at the time of the Fund's investment. As of May 31, 2001, the Russell 2000(R) Index had market capitalizations between $146.8 million and $1.4 billion. The size of the companies in the Russell 2000(R) Index will change with market capitalizations and the composition of the index. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals. The Fund's sector weightings are generally within 10% of the Russell 2000's sector weightings. In addition, the Fund generally has lower price-to-earnings and price-to-book value ratios than the Russell 2000(R) Index.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the value securities in the Fund may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The performance table compares the Fund's performance over time to that of its benchmark, the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2,000 small cap stocks, and the Russell 2000(R) Value Index, a widely-recognized, unmanaged index that tracks the performance of those Russell 2000 companies with lower price-to-book ratios and forecasted growth rates. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1998   1.13%
1999   18.63%
2000   32.87%

The Fund's year-to-date return as of 6/30/01 was 3.86%.

 BEST QUARTER:   Q4 1998      24.20%
 WORST QUARTER:  Q3 1998     -21.59%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                           Since Inception
                                          Past 1 Year         (4/30/97)
--------------------------------------------------------------------------------
Small Cap Value Fund - PBHG Class            32.87%             25.71%
 Russell 2000(R)Index                        -3.02%             11.17%
 Russell 2000(R)Value Index                  22.83%             11.16%

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                  None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                   1.00%
 Distribution and/or Service (12b-1) Fees          None
 Other Expenses                                    0.49%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                   1.49%*
--------------------------------------------------------------------------------

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. That's because for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. In the fiscal year ended March 31, 2001, the Board elected to reimburse $57,833 in waived fees, which are included in the calculation of "Other Expenses" above. At the time of the election, the Portfolio had total assets in excess of $128 million.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                      1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class             $152       $471        $813       $1,779

PBHG FOCUSED VALUE FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with above-average total returns over a 3 to 5 year market cycle.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, invests at least 65% of its total assets in value securities, such as common stocks of small, medium or large capitalization companies. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of value in managing this Fund. The Fund may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies. The value securities in the Fund may never reach what Pilgrim Baxter and Value Investors believe are their full worth and may go down in price.

In addition, the Fund may emphasize small, medium or large sized value companies. An investment in smaller and medium sized companies is likely to make the Fund more volatile than the stock market in general, as measured by the S&P 500 Index. However, the Fund may also emphasize large company securities which may limit some of the risks associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED]

For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you the Fund's performance for the last calendar year. The performance table compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

2000   24.81%

The Fund's year-to-date return as of 6/30/01 was 7.87%.

BEST QUARTER:              Q1    2000       29.53%
WORST QUARTER:    Q2    2000        -7.02%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                            Since Inception
                                         Past 1 Year           (2/12/99)
--------------------------------------------------------------------------------
 Focused Value Fund - PBHG CLASS            24.81%              38.49%
 S&P 500 Index*                             -9.11%               2.89%

* The since inception return for the S&P 500 Index was calculated as of January 31, 1999.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                 0.85%
 Distribution and/or Service (12b-1) Fees        None
 Other Expenses                                  0.49%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                 1.34%*
--------------------------------------------------------------------------------

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. That's because for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                         1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class                $136      $425        $734        $1,613

PBHG CASH RESERVES FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with current income while preserving principal and maintaining liquidity.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers. These obligations must be rated in one of the two highest rating categories by any two nationally recognized rating organizations or unrated securities that Pilgrim Baxter or Wellington Management determines are of comparable quality. The Fund's holdings are primarily U.S. money market instruments, such as CDs, commercial paper and corporate obligations, that Pilgrim Baxter and Wellington Management believe offer the most attractive income potential without undue risk. The Fund may sell a security for a variety of reasons, such as to respond to a change in an issuer's financial condition.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

The price of the money market instruments in the Fund will fluctuate. These price movements may occur because of, among other things, changes in the financial markets or the issuer's individual financial situation. These risks are greater for foreign money market instruments. Investments in foreign money market instruments involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

Although the Fund strives to maintain a consistent share price and to achieve its goal, it cannot guarantee that the constant share price or goal will be achieved.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Lipper Money Market Funds Average, a widely recognized composite of money market funds that invest in the highest credit quality short-term money market instruments. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
       CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1996 4.91%
1997 5.08%
1998 5.00%
1999 4.60%
2000 5.96%

The Fund's year-to-date return as of 6/30/01 was 2.34%.

--------------------------------------------------------------------------------
 BEST QUARTER:   Q3 2000     1.55%
 WORST QUARTER:  Q2 1999     1.06%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                                                                 Since Inception
                                     Past 1 Year   Past 5 Years     (4/4/95)
--------------------------------------------------------------------------------
Cash Reserves Fund - PBHG Class         5.96%         5.11%           5.15%
Lipper Money Market Funds Average*      5.70%         5.00%           4.99%

* The since inception return for the Lipper Money Market Funds Average was calculated from March 31, 1995.

TO OBTAIN INFORMATION ABOUT THE FUND'S CURRENT YIELD, CALL 1-800-433-0051.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE

 SHAREHOLDER FEES                                None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                 0.30%
 Distribution and/or Service (12b-1) Fees        None
 Other Expenses                                  0.22%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                 0.52%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                        1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class               $53        $167       $291         $653

PBHG TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital. Current income is incidental to the Fund's goal.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of companies doing business in the technology and communications sectors of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the groups of industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the groups of industries within the technology and communications sectors of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Pacific Stock Exchange Technology Index(R) and Soundview Technology Index. The Pacific Stock Exchange Technology Index(R), the Fund's current benchmark index, is a price-weighted index of the top 100 U.S. technology stocks. The Soundview Technology Index, the Fund's former benchmark index, is an unmanaged index that measures the performance of 100 major technology stocks, as chosen by Soundview Financial Group. The Fund has changed its benchmark index because the Pacific Stock Exchange Technology Index more closely reflects the universe of securities in which the Fund invests. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
    CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1996   54.42%
1997    3.32%
1998   26.00%
1999  243.89%
2000  -43.69%

The Fund's year-to-date return as of 6/30/01 was -37.12%.

--------------------------------------------------------------------------------
BEST QUARTER:     Q4 1999  111.54%
WORST QUARTER:    Q4 2000  -50.95%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00

                                                                 Since Inception
                                      Past 1 Year  Past 5 Years     (9/29/95)
--------------------------------------------------------------------------------
Technology &
Communications Fund - PBHG Class        -43.69%       31.24%         33.30%
Soundview Technology Index*             -27.35%       27.83%         27.60%
Pacific Stock Exchange Technology
Index(R)*                               -16.12%       32.56%         30.59%

* The since inception returns for the Soundview Technology Index and the Pacific Stock Exchange Technology Index(R) were calculated as of September 30, 1995.

Prior to November 2, 1999, the Fund was diversified and did not concentrate its investments. Therefore, the Fund's performance prior to November 2, 1999 may not be indicative of how it will perform in the future.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                 None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                  0.85%
 Distribution and/or Service (12b-1) Fees         None
 Other Expenses                                   0.40%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                  1.25%
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                     1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class            $127       $397        $686       $1,511

PBHG STRATEGIC SMALL COMPANY FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets in growth and value securities, such as common stocks, of small sized companies. These companies generally have market capitalizations similar to the market capitalizations of the companies in the Russell 2000(R) Index at the time of the Fund's investment. As of May 31, 2001, the Russell 2000(R) Index had market capitalizations between $146.8 million and $1.4 billion. The growth securities in the Fund are primarily common stocks that Pilgrim Baxter believes have strong business momentum, earnings growth and capital appreciation potential. The value securities in the Fund are primarily common stocks that Pilgrim Baxter and Value Investors believe are currently underpriced using certain financial measurements, such as their price-to-earnings ratios. Pilgrim Baxter and Value Investors strategically adjust the mix of growth and value securities in the Fund, depending upon economic and market conditions. As a result, at times the Fund may be more heavily invested in growth securities and at other times the Fund may be more heavily invested in value securities. Pilgrim Baxter and Value Investors expects to focus primarily on those securities whose market capitalizations or annual revenues are $750 million or less at the time of purchase. The size of companies in the Russell 2000(R) Index and those which Pilgrim Baxter and Value Investors intend to focus the Fund's investments will change with market conditions and the composition of the index. Pilgrim Baxter and Value Investors use their own fundamental research, computer models and proprietary measures of growth and value in managing this Fund.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, a company's individual situation, or industry changes. These risks are greater for companies with smaller market capitalizations because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

The Fund emphasizes growth and value securities of smaller sized companies, so it is likely to be more volatile than the stock market in general, as measured by the S&P 500 Index. In addition, the growth and value securities in the Fund may never reach what Pilgrim Baxter and Value Investors believe are their full potential worth and may go down in price.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on this Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. The bar chart shows you how the Fund's performance has varied from year to year. The performance table compares the Fund's performance over time to that of the Russell 2000(R) Index, a widely recognized, unmanaged index that tracks the performance of 2000 small cap stocks. Both the chart and the table assume reinvestment of dividends and distributions. Of course, the Fund's past performance does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
    CALENDAR YEAR TOTAL RETURNS

[BAR CHART OMITTED]

1997   25.67%
1998   2.13%
1999   51.79%
2000   11.89%

The Fund's year-to-date return as of 6/30/01 was -6.30%.

--------------------------------------------------------------------------------
BEST QUARTER:  Q4 1999     36.16%
WORST QUARTER: Q3 1998    -23.48%

--------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/00
                                                          Since Inception
                                         Past 1 Year         (12/31/96)
--------------------------------------------------------------------------------
Strategic Small
Company Fund - PBHG Class                   11.89%             21.49%
Russell 2000(R)Index                        -3.02%              8.82%

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                  None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                   1.00%
 Distribution and/or Service (12b-1) Fees          None
 Other Expenses                                    0.50%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                   1.50%*
--------------------------------------------------------------------------------

* This is the actual total fund operating expense you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. That's because for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 1.50%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 1.50%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. In the fiscal year ended March 31, 2001, the Board elected to reimburse $31,094 in waived fees, which are included in the calculation of "Other Expenses" above. At the time of the election the Portfolio had total assets in excess of $92 million.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                       1 Year    3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class              $153       $474       $818        $1,791

PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

[GRAPHIC OMITTED] GOAL

The Fund seeks to provide investors with long-term growth of capital.

[GRAPHIC OMITTED] MAIN INVESTMENT STRATEGIES

Under normal market conditions, the Fund, a non-diversified fund, will invest at least 80% of its assets in common stocks of U.S. and non-U.S. companies and American Depositary Receipts ("ADRs") of non-U.S. companies doing business in the technology and communications sectors of the market. In addition, the Fund is concentrated, which means it will invest 25% or more of its total assets in the groups of industries within these sectors. These industries may include computer software and hardware, network and cable broadcasting, semiconductors, defense, data storage and retrieval, and biotechnology.

The Fund invests in companies that may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge developments. These companies will be in at least three different countries, one of which may include the U.S. Some of these countries may be considered emerging or developing by the international finance community. The Fund's holdings may range from smaller companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing, using or marketing scientific advances.

Pilgrim Baxter uses its own fundamental research, computer models and proprietary measures of growth and business momentum in managing this Fund. The Fund may sell a security for a variety of reasons, such as a deterioration in fundamentals or to invest in a company with more attractive growth prospects.

[GRAPHIC OMITTED] MAIN INVESTMENT RISKS

The Fund is non-diversified, which means it invests a higher percentage of its assets in a limited number of stocks than a diversified fund. As a result, the price change of a single security has a greater impact on the Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund.

The Fund is concentrated, which means, compared to a non-concentrated fund, it invests a higher percentage of its assets in the groups of industries within the technology and communications sectors of the market. As a result, the economic, political and regulatory developments in a particular industry have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments.

The value of your investment in the Fund may go down, which means you could lose money.

The price of the securities in the Fund will fluctuate. These price movements may occur because of changes in the financial markets, the company's individual situation, or industry changes. These risks are greater for foreign equity securities and companies with smaller market capitalizations. Investments in foreign equity securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Companies with smaller market capitalizations tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group than larger, more established companies.

Securities of technology and communications companies are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies and, therefore, are generally more volatile than securities of companies not dependent upon or associated with technology and communications issues.

Investments in emerging or developing countries may be subject to extreme volatility because, in general, these countries' economies are more underdeveloped, their political structures are less stable and their financial markets are less liquid than more developed nations.

Although the Fund strives to achieve its goal, it cannot guarantee that the goal will be achieved.

Your investment in the Fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

[GRAPHIC OMITTED] For more information on the Fund's investment strategies and the associated risks, please refer to the More About the Funds section beginning on page 53.

[GRAPHIC OMITTED] PERFORMANCE INFORMATION

Performance information for the Fund will be presented once the Fund has completed investment operations for a full calendar year.

[GRAPHIC OMITTED] FEES AND EXPENSES

This table summarizes the shareholder fees and annual operating expenses you would pay as an investor in the Fund. Shareholder fees are paid directly from your account. Annual operating expenses are paid out of the Fund's assets.

--------------------------------------------------------------------------------
 FEES AND EXPENSES TABLE
 SHAREHOLDER FEES                                None
--------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES
 Management Fees                                 1.50%
 Distribution and/or Service (12b-1) Fees        None
 Other Expenses                                  0.65%
--------------------------------------------------------------------------------
 Total Annual Operating Expenses                 2.15%*

* These are the expenses you should expect to pay as an investor in this Fund for the fiscal year ending March 31, 2002. However, you should know that for the fiscal year ending March 31, 2002, Pilgrim Baxter has contractually agreed to waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual fund operating expenses (exclusive of certain expenses such as brokerage commissions and extraordinary expenses) do not exceed 2.15%. In addition, in connection with Old Mutual plc's acquisition of Pilgrim Baxter's parent company, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement until September 25, 2002. You should also know that in any fiscal year in which the Fund's assets are greater than $75 million and its total annual fund operating expenses (excluding certain expenses such as brokerage commissions and extraordinary expenses) are less than 2.15%, the Fund's Board of Trustees may elect to reimburse Pilgrim Baxter for any fees it waived or expenses it reimbursed on the Fund's behalf during the previous two fiscal years. The Board made no reimbursement election during the fiscal year ended March 31, 2001.

[GRAPHIC OMITTED] EXAMPLE

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Fund for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and 4) the Fund's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
YOUR COST OVER
                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
PBHG Class            $218        $673      $1,154       $2,483

MORE ABOUT THE FUNDS

The following discussion and table describes the main investment strategies discussed in the Fund Summaries section of this Prospectus in greater detail. From time to time, the Funds employ other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

GROWTH, EMERGING GROWTH, LARGE CAP GROWTH, SELECT EQUITY, CORE GROWTH, LIMITED, LARGE CAP 20, NEW OPPORTUNITIES, TECHNOLOGY & COMMUNICATIONS, GLOBAL TECHNOLOGY & COMMUNICATIONS AND STRATEGIC SMALL COMPANY FUNDS

Pilgrim Baxter believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process. Pilgrim Baxter uses a quantitative and fundamental investment process that is extremely focused on business momentum, as demonstrated by such things as earnings or revenue and sales growth.

Pilgrim Baxter begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. Pilgrim Baxter then ranks each company in its universe using proprietary software and research models that incorporate attributes of successful growth like positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and a bottom-up approach to investing, Pilgrim Baxter evaluates each company's business momentum, earnings quality and whether the company can sustain its current growth trend. Pilgrim Baxter believes that through this highly disciplined investment process, it is able to construct a portfolio of investments with strong growth characteristics.

Pilgrim Baxter's decision to sell a security depends on many factors. Generally speaking, however, Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer more superior appreciation prospects, the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

LARGE CAP VALUE, MID-CAP VALUE, SMALL CAP VALUE, FOCUSED VALUE AND STRATEGIC SMALL COMPANY FUNDS

Value Investors' investment process, like that of Pilgrim Baxter, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for the Small Cap Value, Mid-Cap Value, Large Cap Value and Focused Value Funds and the value portion of the Strategic Small Company Fund, Value Investors first creates a universe of more than 8,000 companies whose current share price seems lower than their current or future worth. Then, using its own computer models and measures of value, Value Investors creates a sub-universe of statistically attractive value companies. Value Investors considers factors like a company's earnings power vs. its current stock price, its dividend income potential, its price-to-earnings ratio vs. similar companies, its competitive advantages, like brand or trade name or market niche, its management team and its current and future business prospects. Lastly, using its own fundamental research and a bottom-up approach to investing, Value Investors identifies those companies which are currently out of market favor but have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value.

Value Investors' decision to sell a security depends on many factors. Generally speaking, however, Value Investors considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Value Investors' expectations.

CASH RESERVES FUND

In managing the PBHG Cash Reserves Fund, Wellington Management uses macro-economic and fundamental company analysis to seek securities with an acceptable maturity, that are marketable and liquid, offer competitive yields and are issued by issuers that are on a sound financial footing. Wellington Management also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Fund as a whole. The purchase of single rated or unrated securities by Pilgrim Baxter or Wellington Management is subject to the approval or ratification by the Fund's Board of Trustees.

ALL FUNDS

Each Fund may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Fund's losses, they can prevent a Fund from achieving its investment goal.

Each Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases a Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Fund's performance. In addition, the sale of Fund securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS

--------------------------------------------------------------------------------
SECURITIES

Shares representing ownership or the right to ownership in a corporation. Each Fund (except the Cash Reserves Fund) may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

--------------------------------------------------------------------------------
POTENTIAL RISKS

Security prices fluctuate over time. Security prices may fall as a result of factors that relate to the company, such as management decisions or lower demand for the company's products or services.

Security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.

Security prices may fall because of changes in the financial markets, such as interest rates or currency exchange rate changes.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Securities have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter and Value Investors maintain a long-term investment approach and focus on securities they believe can appreciate over an extended time frame, regardless of interim fluctuations.

Under normal circumstances, each Fund (except the Cash Reserves Fund) intends to remain fully invested, with at least 65% (or, in some cases, 80%) of its total assets in securities.

Pilgrim Baxter and Value Investors focus their active management on securities selection, the area they believe their commitment to fundamental research can most enhance a Fund's performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH SECURITIES

Securities that Pilgrim Baxter believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

--------------------------------------------------------------------------------
POTENTIAL RISKS

See Securities.

Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

The growth securities in the Fund may never reach what Pilgrim Baxter believes are their full value and may even go down in price.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

See Securities.

Growth securities may appreciate faster than non-growth securities.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

See Securities.

In managing a Fund, Pilgrim Baxter uses its own software and research models which incorporate important attributes of successful growth. A key attribute of successful growth is positive business momentum as demonstrated by earnings or revenue and sales growth, among other factors. Pilgrim Baxter's investment process is extremely focused on companies which exhibit positive business momentum.

Pilgrim Baxter considers selling a security when its anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects or the risk of a decline in its market price is too great or a deterioration in business fundamentals occurs or is expected to occur.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE SECURITIES

Securities that Value Investors believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio, earnings power, dividend income potential, and competitive advantages.

--------------------------------------------------------------------------------
POTENTIAL RISKS

See Securities.

Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

The value securities in the Fund may never reach what Value Investors believes are their full value and may even go down in price.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

See Securities.

Value securities may produce significant capital appreciation as the market recognizes their full value.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

See Securities.

In managing a Fund, Value Investors uses its own research, computer models and measures of value.

Value Investors considers selling a security when it becomes overvalued relative to the market, shows deteriorating fundamentals or falls short of Value Investors' expectations.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES

Securities of foreign issuers, including ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

--------------------------------------------------------------------------------
POTENTIAL RISKS

Foreign security prices may fall due to political instability, changes in currency exchange rates, foreign economic conditions or inadequate regulatory and accounting standards.

The adoption of the euro as the common currency of the European Economic and Monetary Union (the "EMU") presents some uncertainties and possible risks, such as changes in relative strength and value of major world currencies, adverse tax consequences, and increased price competition among and between EMU and non-EMU countries. These uncertainties and possible risks could adversely affect the Funds.

--------------------------------------------------------------------------------
FOREIGN EQUITY SECURITIES (continued)

POTENTIAL RETURNS

Favorable exchange rate movements could generate gains or reduce losses. Foreign investments, which represent a major portion of the world's securities, offer attractive potential performance and opportunities for diversification.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

In managing the Global Technology & Communications Fund, Pilgrim Baxter seeks to invest in companies with strong growth potential in those countries with the best investment opportunities.

Every other Fund limits the amount of total assets it invests in securities of foreign issuers not traded in the U.S. to 15%. ADRs are not included in this limit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances, and banknotes), commercial paper, corporate obligations (including asset backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.

--------------------------------------------------------------------------------
POTENTIAL RISKS

Money market instrument prices fluctuate over time.

Money market instrument prices may fall as a result of factors that relate to the issuer, such as a rating downgrade.

Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

The money market instruments in the Cash Reserves Fund may never reach what Pilgrim Baxter and Wellington Management believe are their full income potential.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund follows strict SEC rules about credit risk, maturity and diversification of its investments.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Money market instruments have greater short-term liquidity, capital preservation and income potential than longer-term investments such as stocks.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL AND MEDIUM SIZED COMPANY SECURITIES

--------------------------------------------------------------------------------
POTENTIAL RISKS

Small and medium sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources and may be dependent on a smaller management group.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Small and medium sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small and medium sized companies tend to have younger product lines whose distribution and revenues are still maturing.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

See Securities/Growth Securities/Value Securities.

Pilgrim Baxter and Value Investors focus on small and medium sized companies with strong balance sheets that they expect to exceed consensus earnings expectations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

--------------------------------------------------------------------------------
POTENTIAL RISKS

Technology or communications company securities are strongly affected by worldwide scientific and technological developments and governmental laws, regulations and policies, and, therefore, are generally more volatile than companies not dependent upon or associated with technology or communications issues.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Technology or communications company securities offer investors significant growth potential because they may be responsible for breakthrough products or technologies or may be positioned to take advantage of cutting-edge, technology-related developments.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

Except for the Technology & Communications Fund and Global Technology & Communications Fund, each Fund seeks to strike a balance among the industries in which it invests so that no one industry dominates the Fund's investments.

Although the Technology & Communications Fund and Global Technology & Communications Fund will each invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors, the Funds each seek to strike a balance among the industries in which they invest in an effort to lessen the impact of negative developments in the technology and communications sectors.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTC SECURITIES

Securities not listed and traded on an organized exchange, but bought and sold through a computer network.

--------------------------------------------------------------------------------
POTENTIAL RISKS

OTC securities are not traded as often as securities listed on an exchange. So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Increases the number of potential investments for a Fund.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

Pilgrim Baxter and Value Investors use a highly disciplined investment process that seeks to, among other things, identify quality investments that will enhance a Fund's performance.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ILLIQUID SECURITIES

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Fund has valued them.

--------------------------------------------------------------------------------
POTENTIAL RISKS

A Fund may have difficulty valuing these securities precisely.

A Fund may be unable to sell these securities at the time or price it desires.

--------------------------------------------------------------------------------
POTENTIAL RETURNS

Illiquid securities may offer more attractive yields or potential growth than comparable widely traded securities.

--------------------------------------------------------------------------------
POLICIES TO BALANCE RISK AND RETURN

The Cash Reserves Fund may not invest more than 10% of its net assets in illiquid securities.

Every other Fund may not invest more than 15% of its net assets in illiquid securities.

--------------------------------------------------------------------------------

THE INVESTMENT ADVISER & SUB-ADVISERS

[LOGO OMITTED] THE INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd., 1400 Liberty Ridge Drive, Wayne, PA 19087, is the investment adviser for each Fund. Founded in 1982, Pilgrim Baxter managed approximately $15.3 billion in assets as of June 30, 2001 for pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Pilgrim Baxter makes investment decisions for the Growth, Emerging Growth, Large Cap Growth, Select Equity, Core Growth, Limited, Large Cap 20, New Opportunities, Technology & Communications and Global Technology & Communications Funds, and for the growth portion of the Strategic Small Company Fund. Pilgrim Baxter oversees the investment decisions made by Value Investors as sub-adviser for the Large Cap Value, Mid-Cap Value, Small Cap Value and Focused Value Funds, and for the value portion of the Strategic Small Company Fund and Wellington Management as sub-adviser for the Cash Reserves Fund. The Funds' Board of Trustees supervises Pilgrim Baxter and the sub-advisers and establishes policies that Pilgrim Baxter and the sub-advisers must follow in their day-to-day investment management activities.

[LOGO OMITTED]
THE SUB-ADVISERS

Pilgrim Baxter Value Investors, Inc., 1400 Liberty Ridge Drive, Wayne, PA 19087, is a wholly owned subsidiary of Pilgrim Baxter. Founded in 1940, Value Investors managed approximately $3.2 billion as of June 30, 2001 for pension and profit sharing plans, charitable institutions, trusts, estates and other investment companies.

Wellington Management Company, LLP, 75 State Street, Boston, MA is the sub-adviser for the PBHG Cash Reserves Fund. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. As of June 30, 2001, Wellington Management held discretionary management authority with respect to more than $294 billion of assets.

For the fiscal year ended March 31, 2001, the management fee paid by each Fund was as follows:


Growth Fund               0.85%       Large Cap Value Fund                 0.65%
Emerging Growth Fund      0.85%       Mid-Cap Value Fund                   0.85%
Large Cap Growth Fund     0.75%       Small Cap Value Fund                 1.00%
Select Equity Fund        0.85%       Focused Value Fund                   0.85%
Core Growth Fund          0.85%       Cash Reserves Fund                   0.30%
Limited Fund              1.00%       Technology & Communications Fund     0.85%
Large Cap 20 Fund         0.85%       Strategic Small Company Fund         1.00%
New Opportunities Fund    1.00%

The Global Technology & Communications Fund did not begin investment operations until June 1, 2000. As investment adviser to this Fund, Pilgrim Baxter received a fee, calculated daily and payable monthly, at the annual rate of 1.50% of the Fund's average daily net assets.

Each sub-adviser is entitled to receive a fee from Pilgrim Baxter equal to a percentage of the daily net assets of each sub-advised Fund.

--------------------------------------------------------------------------------
THE PORTFOLIO MANAGERS

--------------------------------------------------------------------------------
GROWTH FUND/NEW               Gary L. Pilgrim, CFA, has managed the Growth Fund
OPPORTUNITIES FUND            since its inception in 1985. He has managed the
                              New Opportunities Fund since April 21, 2000. Mr.
                              Pilgrim is the Chief Investment Officer and
                              President of Pilgrim Baxter and has been a growth stock manager for over 31 years.

--------------------------------------------------------------------------------
CORE GROWTH FUND              Effective March 21, 2001, the PBHG Core Growth
                              Fund is managed by a team of investment
                              professionals led by Gary L. Pilgrim, CFA. A discussion of Mr. Pilgrim's work experience is discussed above.

--------------------------------------------------------------------------------
LARGE CAP GROWTH              Michael S. Sutton, CFA, has managed the Large Cap
FUND/LARGE CAP 20             Growth and Large Cap 20 Funds since November,
FUND/SELECT EQUITY            1999. He has managed the Select Equity Fund since
FUND                          April 24, 2000. Mr. Sutton joined Pilgrim Baxter
                              in October, 1999 from Loomis, Sayles & Co., where he worked for seven years as a portfolio manager of several large cap growth portfolios. Prior to that, Mr. Sutton was a large cap growth portfolio manager with Stein, Roe & Farnham.

--------------------------------------------------------------------------------
LIMITED                       Erin A. Piner has managed the Limited Fund since
FUND/EMERGING                 October, 1998. She has managed the Emerging Growth
GROWTH FUND                   Fund since January, 2000. Ms. Piner joined Pilgrim
                              Baxter in 1995 as an equity analyst. Prior to joining Pilgrim Baxter, Ms. Piner worked for four years in the client service group of PaineWebber, Inc.

--------------------------------------------------------------------------------
SMALL CAP VALUE               Jerome J. Heppelmann, CFA, has managed the Small
FUND/MID-CAP VALUE            Cap Value, Mid-Cap Value, and Focused Value Funds
FUND/FOCUSED VALUE            since June, 1999. He joined Pilgrim Baxter in 1994
FUND                          as a Vice President of Marketing/ Client Service
                              and since 1997 has been a member of Value
                              Investors Equity team. Prior to joining Pilgrim
                              Baxter, Mr. Heppelmann worked in the Investment
                              Advisory Group for SEI Investments.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND          Raymond J. McCaffrey, CFA, has managed the Large
                              Cap Value Fund since June, 1999. He joined Value
                              Investors as a portfolio manager and analyst in 1997. Prior to joining Value Investors, Mr.
                              McCaffrey worked for 2 years as a portfolio manager and analyst at Pitcairn Trust Company. His
                              12 years of investment experience also include positions at Cypress Capital Management,
                              Independence Capital Management and Fidelity Bank

                                                                              60
--------------------------------------------------------------------------------
STRATEGIC SMALL               James M. Smith, CFA, has co-managed this Fund
COMPANY FUND                  since its inception in 1996. He manages the growth
                              portion of this Fund. Mr. Smith joined Pilgrim
                              Baxter in 1993 as a portfolio manager and has over 21 years of equity portfolio management experience. Mr. Heppelmann manages the value portion of this Fund. His experience is discussed under the Small Cap Value, Mid-Cap Value and
                              Focused Value Funds. Mr. Heppelmann has co-managed this Fund since June, 1999.

-------------------------------------------------------------------------------
CASH RESERVES FUND            John C. Keogh has managed this Fund since its
                              inception in 1995. Mr. Keogh joined Wellington
                              Management in 1983 as an assistant portfolio manager and has served as a portfolio manager since 1990.

--------------------------------------------------------------------------------
TECHNOLOGY &                  Effective March 21, 2001, the Technology &
COMMUNICATIONS FUND           Communications Fund is managed by the Adviser's
                              technology team, led by Michael Ma, who currently manages the Global Technology & Communications
                              Fund. Mr. Ma joined the Adviser in October, 1999 as a senior technology analyst. Prior to joining the Adviser, Mr. Ma worked for two and one-half years as an equity research analyst in the Telecommunications Services Group of Deutsche Bank
                              Securities, Inc. Prior to that, Mr. Ma worked for four years at United States Trust Company of New
                              York, initially as a research assistant
                              concentrating on the technology sector and subsequently as a portfolio manager.

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY &           Michael K. Ma has managed the Fund since its
COMMUNICATIONS FUND           inception on May 31, 2000. A discussion of Mr.
                              Ma's work experience is discussed above.

--------------------------------------------------------------------------------

YOUR INVESTMENT

[LOGO OMITTED]
PRICING FUND SHARES

Cash Reserves Fund shares are priced at 2:00 p.m. Eastern Time on each day the New York Stock Exchange is open. Cash Reserves Fund shares are not priced on days that the New York Stock Exchange is closed. The Cash Reserves Fund prices its investments at amortized cost, which approximates market value.

Each other Fund prices its investments for which market quotations are readily available at market value. Short-term investments are priced at amortized cost, which approximates market value. All other investments are priced at fair value as determined in good faith by the Fund's Board of Trustees. If a Fund holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Fund's shares may change on days when its shares are not available for purchase or sale.

NET ASSET VALUE (NAV)

The price of a Fund's shares is based on that Fund's net asset value (NAV). A Fund's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Except for the Cash Reserves Fund, Fund shares are priced every day at the close of trading on the New York Stock Exchange. Fund shares are not priced on days that the New York Stock Exchange is closed.

[LOGO OMITTED] BUYING SHARES

You may purchase shares of each Fund directly through the Fund's transfer agent. Except for the Cash Reserves Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserves Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserves Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Except for the Cash Reserves Fund, each Fund's NAV is calculated at the close of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, each day the exchange is open for business. Each Fund's assets are generally valued at their market price. However, if a market price is unavailable or if the assets have been affected by events occurring after the close of trading, the Fund's Board of Trustees may use another method that it believes reflects fair value. The Cash Reserves Fund uses the amortized cost method to value its securities and generally calculates its NAV at 2:00 p.m. Eastern Time each day the New York Stock Exchange is open.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV.

MINIMUM INVESTMENTS
                                     Initial                 Additional
REGULAR ACCOUNTS

   New Opportunities Fund(1)         $10,000                 no minimum

   Limited Fund(1)                   $ 5,000                 no minimum

   Strategic Small                   $ 5,000                 no minimum
    Company Fund

   Each Other Fund                   $ 2,500                 no minimum

   Uniform Gifts/Transfer            $ 500                   no minimum
    to Minor Accounts

TRADITIONAL IRAS                     $ 2,000                 no minimum

ROTH IRAS                            $ 2,000                 no minimum

EDUCATION IRAS                       $ 500                   no minimum

SYSTEMATIC INVESTMENT                $ 500                   $25
PLANS (2) (SIP)

(1) THE LIMITED AND NEW OPPORTUNITIES FUNDS ARE CURRENTLY CLOSED TO NEW
INVESTORS.

(2) PROVIDED A SIP IS ESTABLISHED, THE MINIMUM INITIAL INVESTMENT FOR EACH FUND IS $500 ALONG WITH A MONTHLY SYSTEMATIC INVESTMENT OF $25 OR MORE.

IRA CONCEPTS TO UNDERSTAND

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Spousal IRA: an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions and tax-free growth of assets and distributions, provided certain conditions are met.

Education IRA: an IRA with non-deductible contributions and tax-free growth of assets and distributions, if used to pay certain educational expenses.

FOR MORE COMPLETE IRA INFORMATION, CONSULT A PBHG SHAREHOLDER SERVICES REPRESENTATIVE OR A TAX ADVISER.

[LOGO OMITTED] SELLING SHARES

You may sell your shares at NAV any day the New York Stock Exchange is open for business. Sale orders received by the Fund's transfer agent or other authorized representatives by 4:00 p.m. Eastern time (2:00 p.m. Eastern time for the Cash Reserves Fund) will be priced at the Fund's next calculated NAV. The Fund generally sends payment for your shares the business day after your order is accepted. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days. Also, if the Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected up to 15 days from the date of purchase. You may also sell shares of each Fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

WRITTEN REDEMPTION ORDERS
--------------------------------------------------------------------------------
Some circumstances require written sell orders along with signature guarantees.

These include:

     o    Redemptions in excess of $50,000

     o    Requests to send proceeds to a different address or payee

     o Requests to send proceeds to an address that has been changed within the last 30 days

     o    Requests to wire proceeds to a different bank account

A SIGNATURE GUARANTEE helps to protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee is authentic.

--------------------------------------------------------------------------------

LIMITATIONS ON SELLING SHARES BY PHONE

--------------------------------------------------------------------------------
Proceeds                   Minimum                  Maximum
 sent by
--------------------------------------------------------------------------------
Check                      no minimum               $50,000 per day

--------------------------------------------------------------------------------
Wire*                      no minimum               no maximum

--------------------------------------------------------------------------------
ACH                        no minimum               no maximum

--------------------------------------------------------------------------------

Please note that the banking instructions to be used for wire and ACH redemptions must be established on your account in advance of placing your sell order.

* WIRE FEE IS $10 PER FEDERAL RESERVE WIRE

[LOGO OMITTED] GENERAL POLICIES

     o    Each Fund may reject or suspend acceptance of purchase orders.

     o Each Fund reserves the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1% of the NAV of the Fund.

     o Payment for telephone purchases must be received by the Fund's transfer agent within seven days or you may be liable for any losses the Fund incurs as a result of the cancellation of your purchase order.

     o When placing a purchase, sale, or exchange order through an authorized representative, it is the representative's responsibility to promptly transmit your order to the Fund's transfer agent so that you may receive that same day's NAV.

     o SEI Trust Company, the custodian for PBHG Traditional, Roth and Education IRA accounts, currently charges a $10 annual custodial fee to Traditional and Roth IRA accounts and a $7 annual custodial fee to Education IRA accounts. This fee will be automatically deducted from your account if not received by the announced due date, usually in mid-August.

     o Because of the relatively high cost of maintaining smaller accounts, the Fund charges an annual fee of $12 if your account balance drops below the minimum investment amount because of redemptions. Minimum investment amounts are identified in the table on page 63. For non-retirement accounts, the Fund may, upon prior notice, close your account and send you the proceeds if your account balance remains below the minimum investment amount for over 60 days due to your redeeming or exchanging out of the Fund.

     o To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call PBHG at 1-800-433-0051 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact PBHG at 1-800-433-0051 or write to P.O. Box 219534, Kansas City, MO 64121.
          Electronic copies of most financial reports and prospectuses are available at PBHG's website (www.pbhgfunds.com).

EXCHANGES BETWEEN FUNDS

You may exchange some or all PBHG Class Shares of a Fund for PBHG Class Shares of any other PBHG Fund that has PBHG Class Shares. PBHG Class Shares of a Fund may not be exchanged for Advisor Class Shares. Please note, however, that exchanges into the Limited Fund may be made only by investors who are current shareholders of that Fund, as it is currently closed to new investors. Exchanges into the New Opportunities Fund may be made only by persons who were shareholders on or before November 12, 1999, the day this Fund closed to new investors. Simply mail, telephone, or use the Fund's internet website to provide your exchange instructions to the transfer agent. There is currently no fee for exchanges; however, a Fund may change or terminate this privilege on 60 days' notice. Please note that exchanges into the PBHG Cash Reserves Fund from another PBHG Fund may be made only four (4) times a year.

------------------------------------------------------------------------------------------------------
TO OPEN AN ACCOUNT                                     TO ADD TO AN ACCOUNT

------------------------------------------------------------------------------------------------------
IN WRITING                                                    IN WRITING
Complete the application.
                                                       Fill out an investment slip:
Mail your completed application
and a check to:                                        Mail the slip and the check to:
 PBHG Funds                                            PBHG Funds
 P.O. Box 219534                                       P.O. Box 219534
 Kansas City, Missouri 64121-9534                      Kansas City, Missouri 64121-9534

------------------------------------------------------------------------------------------------------
           BY TELEPHONE
Call us at 1-800-433-0051 to receive an account
application and receive an account number.

WIRE Have your bank send your investment to:           WIRE Have your bank send your investment to:
o  United Missouri Bank of Kansas City, N.A.           o  United Missouri Bank of Kansas City, N.A.
o  ABA# 10-10-00695                                    o  ABA# 10-10-00695
o  Account # 98705-23469                               o  Account # 98705-23469
o  Fund name                                           o  Fund name
o  Your name                                           o  Your name
o  Your Social Security or tax ID number               o  Your Social Security or tax ID number
o  Your account number                                 o  Your account number
Return the account application.

------------------------------------------------------------------------------------------------------
BY AUTOMATED CLEARING HOUSE (ACH)                      BY AUTOMATED CLEARING HOUSE (ACH)
Currently you may not open an account through ACH
                                                       o  Complete the bank information section on
                                                          the account application.
                                                       o  Attach a voided check or deposit slip to
                                                          the account application.
                                                       o  The maximum purchase allowed through ACH
                                                          is $100,000 and this option must be
                                                          established on your account 15 days prior
                                                          to initiating a transaction.

------------------------------------------------------------------------------------------------------
          VIA THE INTERNET                                           VIA THE INTERNET

o  Visit the PBHG Funds website at                     o  Complete the bank information section on
   http://www.pbhgfunds.com.                              the account application.
o  Enter the "open an account" screen and follow       o  Enter the "My Account" section of the
   the instructions.                                      website and follow the instructions for
                                                          purchasing shares.

------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
          TO SELL SHARES
------------------------------------------------------------------------------------------------------
              BY MAIL                                                BY TELEPHONE
Write a letter of instruction that includes:           Sales orders may be placed by telephone
o  your name(s) and signature(s)                       provided this option was selected on your
o  your account number                                 account application. Please call 1-800-433-0051.
o  the Fund name
o  the dollar amount your wish to sell                 Note: telephone sales orders from IRA accounts
o  how and where to send the proceeds                  will only be accepted for amounts less than
                                                       $50,000 and when the IRA account owner is age
If required, obtain a signature guarantee              59 1/2 or older.
(see "Selling Shares")

Mail your request to:
 PBHG Funds
 P.O. Box 219534
 Kansas City, Missouri 64121-9534

------------------------------------------------------------------------------------------------------
      SYSTEMATIC WITHDRAW PLAN                                           ACH

Permits you to have payments of $50 or more            o  Complete the bank information section on the
mailed or automatically transferred from your             account application.
Fund accounts to your designated checking or
savings account                                        o  Attach a voided check or deposit slip to the
                                                          account application.
o  Complete the applicable section on the account
   application
                                                       Note: sale proceeds sent via ACH will not be
Note: must maintain a minimum account balance of       posted to your bank account until the second
$5,000 or more.                                        business day following the transaction.

------------------------------------------------------------------------------------------------------
            CHECK WRITING                                               WIRE

Check Writing is offered to shareholders of the        Sale proceeds may be wired at your request. Be
Cash Reserves Fund. If you have an account             sure the Fund has your wire instructions on
balance of $5,000 or more, you may establish this      file.
option on your account. You may redeem shares by
writing checks on your account for $250 or more.       There is a $10 charge for each wire sent by the
To establish Check Writing on your account, call       Fund.
1-800-433-0051 and request a Signature Card.
                                                                    VIA THE INTERNET

                                                       Enter the "My Account" section of the website
                                                       and follow the instructions for redeeming
                                                       shares.
------------------------------------------------------------------------------------------------------

[LOGO OMITTED] DISTRIBUTION AND TAXES

Except for Cash Reserves Fund, each Fund pays shareholders dividends from its net investment income and distributions from its net realized capital gains at least once a year, if available. Cash Reserves Fund pays shareholders dividends from its net investment income monthly. Dividends and distributions will be reinvested in your Fund account unless you instruct the Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or ACH.

Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions will be taxable whether you receive them in cash or reinvest them. Dividends (including short-term capital gains distributions) are taxed at the ordinary income rate. Distributions of long-term capital gains are taxable at the long-term capital gains rate, regardless of how long you have been in the Fund. Long-term capital gains tax rates are described in the table below.

A sale or exchange of a Fund may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (1) Short-term capital gains will apply if you sell or exchange a Fund up to 12 months after buying it; (2) Long-term capital gains will apply to Funds sold or exchanged after 12 months. The table below describes the tax rates for each.

TAXES ON TRANSACTIONS

The tax status of your distributions for each calendar year will be detailed in your annual tax statement from the Fund. Because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

-----------------------------------------------------------------------------------------------------
TAXABILITY OF DISTRIBUTIONS

-----------------------------------------------------------------------------------------------------
Type of Distribution            Tax rate for brackets 15% and     Tax rate for brackets higher than
                                lower                             15%

-----------------------------------------------------------------------------------------------------
Dividends                       Ordinary income rate              Ordinary income rate

-----------------------------------------------------------------------------------------------------
Short-term Capital Gains        Ordinary income rate              Ordinary income rate

-----------------------------------------------------------------------------------------------------
Long-term Capital Gains         10%                               20%

-----------------------------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

PBHG Funds(R) has PBHG Class Shares and Advisor Class Shares. PBHG Funds(R) does not currently offer any other classes of shares. The exchange privilege for PBHG Class and Advisor Class Shares is discussed in the section, Exchanges Between Funds. Aside from the differences attributable to their exchange privileges, both Classes have the same rights and privileges. In addition, both Classes bear the same fees and expenses except that Advisor Class Shares bear a service fee.

                    [This page is intentionally left blank]

[LOGO OMITTED] FINANCIAL HIGHLIGHTS

A Fund's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming you reinvested all Fund distributions. PricewaterhouseCoopers LLP has audited the information contained in these financial highlights. Its report and the Fund's financial statements are included in the Fund's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR OR PERIOD ENDED MARCH 31:




                        NET                 REALIZED AND                                         NET                        NET
                      ASSET           NET     UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS        ASSET                     ASSETS
                      VALUE    INVESTMENT       GAINS OR       FROM NET            FROM        VALUE                        END
                  BEGINNING        INCOME        (LOSSES)    INVESTMENT         CAPITAL          END        TOTAL     OF PERIOD
                  OF PERIOD         (LOSS) ON SECURITIES         INCOME           GAINS    OF PERIOD       RETURN          (000)
PBHG Growth Fund
PBHG Class
2001(1)              $58.73        ($0.20)       ($30.53)            --          ($6.26)      $21.74       (56.57)%  $2,883,036
2000(1)               24.51         (0.33)         36.14             --           (1.59)       58.73       148.57%    6,465,234
1999(1)               28.23         (0.24)         (3.48)            --              --        24.51       (13.18)%   3,228,740
1998                  21.06         (0.26)          7.43             --              --        28.23        34.05%    5,338,380
1997                  25.30         (0.10)         (4.14)            --              --        21.06       (16.76)%   4,634,138

PBHG Emerging Growth Fund
PBHG Class
2001(1)              $40.00        ($0.10)       ($21.81)            --          ($2.13)      $15.96       (56.95)%    $538,294
2000(1)               20.61         (0.21)         20.76             --           (1.16)       40.00       101.33%    1,336,938
1999(1)               25.83         (0.18)         (4.96)            --           (0.08)       20.61       (19.91)%     736,008
1998                  19.26         (0.24)          6.81             --              --        25.83        34.11%    1,404,157
1997                  23.07         (0.11)         (2.87)            --           (0.83)       19.26       (13.71)%   1,195,620

PBHG Large Cap Growth Fund
PBHG Class
2001(1)              $38.37        ($0.05)       ($13.48)            --          ($1.94)      $22.90       (36.55)%    $327,689
2000(1)               24.57         (0.23)         21.32             --           (7.29)       38.37        98.60%      256,965
1999(1)               22.69         (0.16)          3.53             --           (1.49)       24.57        15.90%      144,089
1998                  14.26         (0.19)          8.82             --           (0.20)       22.69        60.80%      145,662
1997                  14.53         (0.05)         (0.21)            --           (0.01)       14.26        (1.77)%     119,971

PBHG Select Equity Fund
PBHG Class
2001(1)              $77.81        ($0.24)       ($48.55)            --          ($2.44)      $26.58       (64.23)%    $662,551
2000(1)               25.93         (0.34)         58.71             --           (6.49)       77.81       240.82%    1,691,298
1999(1)               24.15         (0.21)          1.99             --              --        25.93         7.37%      235,904
1998                  15.91         (0.44)          8.68             --              --        24.15        51.79%      336,076
1997                  17.27         (0.13)         (1.03)            --           (0.20)       15.91        (6.94)%     372,486


PBHG Core Growth Fund
PBHG Class
2001(1)              $30.25        ($0.17)       ($16.62)            --          ($2.76)      $10.70       (59.85)%     $63,359
2000(1)               14.06         (0.20)         16.39             --              --        30.25       115.15%      166,099
1999(1)               13.53         (0.14)          0.67             --              --        14.06         3.92%       86,485
1998                  10.34         (0.33)          3.52             --              --        13.53        30.85%      165,510
1997                  11.82         (0.09)         (1.39)            --              --        10.34       (12.52)%     283,995


                                                                     RATIO
                                         RATIO                      OF NET
                                        OF NET         RATIO    INVESTMENT
                                    INVESTMENT   OF EXPENSES  INCOME (LOSS)
                           RATIO        INCOME    TO AVERAGE    TO AVERAGE
                     OF EXPENSES         (LOSS)   NET ASSETS    NET ASSETS    PORTFOLIO
                      TO AVERAGE    TO AVERAGE    (EXCLUDING    (EXCLUDING     TURNOVER
                      NET ASSETS    NET ASSETS       WAIVERS)      WAIVERS)        RATE
PBHG Growth Fund
PBHG Class
2001(1)                     1.25%        (0.46)%        1.25%        (0.46)%     104.48%
2000(1)                     1.23%        (0.90)%        1.23%        (0.90)%     107.73%
1999(1)                     1.32%        (0.99)%        1.32%        (0.99)%      80.51%
1998                        1.26%        (0.74)%        1.26%        (0.74)%      94.21%
1997                        1.25%        (0.69)%        1.25%        (0.69)%      64.89%

PBHG Emerging Growth Fund
PBHG Class
2001(1)                     1.26%        (0.33)%        1.26%        (0.33)%      89.91%
2000(1)                     1.24%        (0.76)%        1.24%        (0.76)%     141.81%
1999(1)                     1.34%        (0.80)%        1.34%        (0.80)%     101.53%
1998                        1.27%        (0.80)%        1.27%        (0.80)%      95.21%
1997                        1.28%        (0.36)%        1.28%        (0.36)%      47.75%

PBHG Large Cap Growth Fund
PBHG Class
2001(1)                     1.18%        (0.14)%        1.18%        (0.14)%     146.18%
2000(1)                     1.17%        (0.79)%        1.17%        (0.79)%     184.36%
1999(1)                     1.25%        (0.71)%        1.25%        (0.71)%      46.16%
1998                        1.22%        (0.79)%        1.22%        (0.79)%      46.56%
1997                        1.23%        (0.47)%        1.23%        (0.47)%      51.70%

PBHG Select Equity Fund
PBHG Class
2001(1)                     1.26%        (0.43)%        1.26%        (0.43)%     157.72%
2000(1)                     1.18%        (0.68)%        1.18%        (0.68)%     200.56%
1999(1)                     1.34%        (0.90)%        1.34%        (0.90)%      56.59%
1998                        1.35%        (1.15)%        1.35%        (1.15)%      72.16%
1997                        1.26%        (0.76)%        1.26%        (0.76)%      71.70%

PBHG Core Growth Fund
PBHG Class
2001(1)                     1.31%        (0.73)%        1.31%        (0.73)%     133.31%
2000(1)                     1.33%        (1.02)%        1.33%        (1.02)%     312.32%
1999(1)                     1.45%        (1.16)%        1.45%        (1.16)%     120.93%
1998                        1.35%        (1.07)%        1.35%        (1.07)%      72.78%
1997                        1.36%        (0.77)%        1.36%        (0.77)%      46.75%




                        NET                 REALIZED AND                                         NET                        NET
                      ASSET           NET     UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS        ASSET                     ASSETS
                      VALUE    INVESTMENT       GAINS OR       FROM NET            FROM        VALUE                        END
                  BEGINNING        INCOME        (LOSSES)    INVESTMENT         CAPITAL          END        TOTAL     OF PERIOD
                  OF PERIOD         (LOSS) ON SECURITIES         INCOME           GAINS    OF PERIOD       RETURN          (000)
PBHG Limited Fund
PBHG Class
2001(1)              $23.11        ($0.08)        ($8.17)            --          ($5.44)       $9.42       (42.99)%     $77,505
2000(1)               11.95         (0.12)         15.20             --           (3.92)       23.11       137.27%      155,130
1999(1)               14.08         (0.10)         (1.45)            --           (0.58)       11.95       (11.01)%     108,011
1998                   9.05         (0.10)          5.53             --           (0.40)       14.08        60.78%      178,168
1997(2)               10.00          0.02          (0.93)        ($0.03)          (0.01)        9.05        (9.15)%+    137,520

PBHG Large Cap 20 Fund
PBHG Class
2001(1)              $44.34        ($0.12)       ($22.04)            --          ($4.37)      $17.81       (53.84)%    $501,921
2000(1)               24.10         (0.25)         26.26             --           (5.77)       44.34       117.88%    1,083,460
1999(1)               15.98         (0.12)          8.46             --           (0.22)       24.10        52.52%      603,077
1998                   9.25         (0.07)          6.80             --              --        15.98        72.76%      192,631
1997(3)               10.00         (0.01)         (0.73)        ($0.01)             --         9.25        (7.40)%+     69,819

PBHG New Opportunities Fund
PBHG Class
2001(1)              $98.19        ($0.48)       ($43.78)            --         ($26.16)      $27.77       (54.38)%     $65,357
2000(1)               16.47         (0.71)         85.60             --           (3.17)       98.19       529.94%      355,600
1999(4)               13.52         (0.01)          2.96             --              --        16.47        21.82%+      16,742

PBHG Large Cap Value Fund
PBHG Class
2001(1)              $11.97         $0.21          $2.21         ($0.08)         ($0.41)      $13.90        20.42%     $425,414
2000                  13.85          0.12           1.78          (0.08)          (3.70)       11.97        14.25%       32,922
1999                  13.01          0.08           2.45          (0.10)          (1.59)       13.85        20.29%       44,922
1998                  10.11          0.02           3.84          (0.06)          (0.90)       13.01        39.47%       76,476
1997(5)               10.00          0.02           0.09             --              --        10.11         1.10%+      26,262

PBHG Mid-Cap Value Fund
PBHG Class
2001(1)              $13.82         $0.09          $1.20         ($0.03)         ($0.64)      $14.44         9.43%     $231,117
2000(1)               15.09         (0.02)          5.03             --           (6.28)       13.82        42.21%       60,690
1999                  15.30            --           0.92             --           (1.13)       15.09         8.35%       56,981
1998(6)               10.00         (0.01)          6.00             --           (0.69)       15.30        61.06%+      54,173

PBHG Small Cap Value Fund
PBHG Class
2001(1)              $18.75        ($0.02)         $0.58             --          ($0.83)      $18.48         2.99%     $251,994
2000(1)               11.38         (0.08)          7.45             --              --        18.75        64.76%       92,634
1999(1)               15.38         (0.09)         (3.06)            --           (0.85)       11.38       (20.93)%      69,787
1998(6)               10.00         (0.03)          6.15             --           (0.74)       15.38        62.27%+     125,834

PBHG Focused Value Fund
PBHG Class
2001(1)              $18.51         $0.07         ($0.74)            --          ($0.43)      $17.41        (3.59)%     $58,724
2000(1)               10.46         (0.01)          8.93             --           (0.87)       18.51        89.17%       22,556
1999(4)               10.32            --           0.14             --              --        10.46         1.36%+       3,658


                                                                     Ratio
                                         RATIO                      OF NET
                                        OF NET         RATIO    INVESTMENT
                                    INVESTMENT   OF EXPENSES  INCOME (LOSS)
                           RATIO        INCOME    TO AVERAGE    TO AVERAGE
                     OF EXPENSES         (LOSS)   NET ASSETS    NET ASSETS    PORTFOLIO
                      TO AVERAGE    TO AVERAGE    (EXCLUDING    (EXCLUDING     TURNOVER
                      NET ASSETS    NET ASSETS       WAIVERS)      WAIVERS)        RATE
PBHG Limited Fund
PBHG Class
2001(1)                     1.33%        (0.48)%        1.33%        (0.48)%      85.07%
2000(1)                     1.32%        (0.76)%        1.32%        (0.76)%     107.78%
1999(1)                     1.40%        (0.81)%        1.40%        (0.81)%     111.07%
1998                        1.40%        (0.72)%        1.40%        (0.72)%      81.36%
1997(2)                     1.42%*       0.33%*         1.42%*        0.33%*      75.46%+

PBHG Large Cap 20 Fund
PBHG Class
2001(1)                     1.23%        (0.34)%        1.23%        (0.34)%     142.46%
2000(1)                     1.23%        (0.82)%        1.23%        (0.82)%     147.35%
1999(1)                     1.27%        (0.64)%        1.27%        (0.64)%      76.41%
1998                        1.41%        (0.79)%        1.41%        (0.79)%      98.27%
1997(3)                     1.50%*        0.17%*        1.50%*        0.17%*      43.98%+

PBHG New Opportunities Fund
PBHG Class
2001(1)                     1.34%        (0.76)%        1.34%        (0.76)%     267.34%
2000(1)                     1.34%        (1.15)%        1.34%        (1.15)%     668.31%
1999(4)                     1.50%*       (0.80)%*       1.59%*       (0.89)%*    109.43%+

PBHG Large Cap Value Fund
PBHG Class
2001(1)                     1.16%         0.91%         1.16%         0.91%     1184.89%
2000                        1.11%         0.71%         1.11%         0.71%     1018.03%
1999                        1.01%         0.59%         1.01%         0.59%      568.20%
1998                        1.17%         0.98%         1.17%         0.98%      403.59%
1997(5)                     1.50%*        1.61%*        1.74%*        1.37%*       0.00%+

PBHG Mid-Cap Value Fund
PBHG Class
2001(1)                     1.35%         0.40%         1.35%         0.40%      248.10%
2000(1)                     1.44%        (0.15)%        1.44%        (0.15)%     742.57%
1999                        1.33%         0.01%         1.33%         0.01%      732.73%
1998(6)                     1.47%*       (0.17)%*       1.47%*       (0.17)%*    399.96%+

PBHG Small Cap Value Fund
PBHG Class
2001(1)                     1.49%        (0.09)%        1.49%        (0.09)%     177.69%
2000(1)                     1.50%        (0.56)%        1.58%        (0.64)%     352.85%
1999(1)                     1.48%        (0.71)%        1.48%        (0.71)%     273.87%
1998(6)                     1.49%*       (0.52)%*       1.49%*       (0.52)%*    263.04%+

PBHG Focused Value Fund
PBHG Class
2001(1)                     1.34%         0.37%         1.34%         0.37%      404.36%
2000(1)                     1.50%        (0.10)%        1.55%        (0.15)%     853.36%
1999(4)                     1.50%*        0.09%*        2.67%*       (1.08)%*    173.09%+




                        NET                 REALIZED AND                                         NET                        NET
                      ASSET           NET     UNREALIZED  DISTRIBUTIONS   DISTRIBUTIONS        ASSET                     ASSETS
                      VALUE    INVESTMENT       GAINS OR       FROM NET            FROM        VALUE                        END
                  BEGINNING        INCOME        (LOSSES)    INVESTMENT         CAPITAL          END        TOTAL     OF PERIOD
                  OF PERIOD         (LOSS) ON SECURITIES         INCOME           GAINS    OF PERIOD       RETURN          (000)
PBHG Cash Reserves Fund
PBHG Class
2001                  $1.00         $0.06             --         ($0.06)             --        $1.00         5.98%     $525,463
2000                   1.00          0.05             --          (0.05)             --         1.00         4.81%      579,458
1999                   1.00          0.05             --          (0.05)             --         1.00         4.84%      144,239
1998                   1.00          0.05             --          (0.05)             --         1.00         5.13%      117,574
1997                   1.00          0.05             --          (0.05)             --         1.00         4.89%      341,576

PBHG Technology & Communications Fund
PBHG Class
2001(1)              $85.02        ($0.46)       ($59.61)            --          ($5.25)      $19.70       (74.20)%    $920,965
2000(1)               27.59         (0.54)         62.84             --           (4.87)       85.02       233.99%    3,843,946
1999(1)               19.27         (0.19)          8.80             --           (0.29)       27.59        45.33%      536,405
1998                  14.63         (0.23)          5.72             --           (0.85)       19.27        38.29%      495,697
1997                  12.48         (0.05)          2.55             --           (0.35)       14.63        19.59%      493,156

PBHG Strategic Small Company Fund
PBHG Class
2001(1)              $19.34        ($0.11)        ($4.55)            --          ($2.60)      $12.08       (27.04)%     $76,331
2000(1)               10.54         (0.13)         10.18             --           (1.25)       19.34        99.74%       75,225
1999(1)               12.89         (0.11)         (1.78)            --           (0.46)       10.54       (14.52)%      48,029
1998                   8.86         (0.11)          5.01             --           (0.87)       12.89        56.54%      111,983
1997(5)               10.00            --          (1.14)            --              --         8.86       (11.40)%+     61,382

PBHG Global Technology & Communications Fund
PBHG Class
2000(1,7)            $10.00        ($0.12)        ($4.93)            --              --        $4.95       (50.50)%+    $49,909


                                                                RATIO
                                    RATIO                      OF NET
                                   OF NET         RATIO    INVESTMENT
                               INVESTMENT   OF EXPENSES  INCOME (LOSS)
                      RATIO        INCOME    TO AVERAGE    TO AVERAGE
                OF EXPENSES         (LOSS)   NET ASSETS    NET ASSETS    PORTFOLIO
                 TO AVERAGE    TO AVERAGE    (EXCLUDING    (EXCLUDING     TURNOVER
                 NET ASSETS    NET ASSETS       WAIVERS)      WAIVERS)        RATE
PBHG Cash Reserves Fund
PBHG Class
2001                   0.52%         5.78%         0.52%         5.78%         n/a
2000                   0.69%         4.78%         0.69%         4.78%         n/a
1999                   0.70%         4.72%         0.70%         4.72%         n/a
1998                   0.68%         5.00%         0.68%         5.00%         n/a
1997                   0.68%         4.79%         0.68%         4.79%         n/a

PBHG Technology & Communications Fund
PBHG Class
2001(1)                1.25%        (0.81)%        1.25%        (0.81)%     291.41%
2000(1)                1.19%        (0.96)%        1.19%        (0.96)%     362.38%
1999(1)                1.34%        (0.96)%        1.34%        (0.96)%     276.07%
1998                   1.30%        (0.91)%        1.30%        (0.91)%     259.89%
1997                   1.33%        (0.59)%        1.33%        (0.59)%     289.91%

PBHG Strategic Small Company Fund
PBHG Class
2001(1)                1.50%        (0.63)%        1.50%        (0.63)%     143.04%
2000(1)                1.50%        (0.93)%        1.55%        (0.98)%     240.55%
1999(1)                1.50%        (0.97)%        1.54%        (1.01)%     140.89%
1998                   1.45%        (0.92)%        1.45%        (0.92)%     215.46%
1997(5)                1.50%*        0.18%*        1.50%*        0.18%*      88.88%+

PBHG Global Technology & Communications Fund
PBHG Class
2000(1,7)              2.15%*       (1.57)%*       2.15%*       (1.57)%*    314.47%+

*    Annualized

+    Total returns and portfolio turnover have not been annualized.

(1)  Per share calculations were performed using average shares for the period.

(2)  The PBHG Limited Fund commenced operations on June 28, 1996.

(3)  The PBHG Large Cap 20 Fund commenced operations on November 29, 1996.

(4) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(5) The PBHG Large Cap Value Fund and the PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

(6) The PBHG Mid-Cap Value and the PBHG Small Cap Value Funds commenced operations April 30, 1997.

(7) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

Amounts designated as "--" are either $0 or have been rounded to $0.

For More Information

PBHG FUNDS

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Provides more information about the Funds and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS

Provides financial and performance information about the Funds and their investments and a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the last fiscal year or half-year.

TO OBTAIN INFORMATION AND FOR SHAREHOLDER INQUIRES

By telephone
Call 1-800-433-0051

By mail
PBHG Funds
P.O. Box 219534
Kansas City, MO 64121-9534

Via the Internet
www.pbhgfunds.com

Text-only versions and other information about PBHG Funds are available on the EDGAR database on the SEC's Internet site at HTTP://WWW.SEC.GOV, or by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090). Copies of this information may be obtained, for a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at PUBLICINFO@SEC.GOV.

INVESTMENT ADVISER

Pilgrim Baxter & Associates, Ltd.

DISTRIBUTOR

PBHG Fund Distributors

SEC FILE NUMBER 811-04391

PBHG Prospectus -- 7/16/01

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 16, 2001

                                     TRUST:

                                   PBHG FUNDS

                                     FUNDS:

                                PBHG GROWTH FUND
                            PBHG EMERGING GROWTH FUND
                           PBHG NEW OPPORTUNITIES FUND
                           PBHG LARGE CAP GROWTH FUND
                             PBHG SELECT EQUITY FUND
                              PBHG CORE GROWTH FUND
                                PBHG LIMITED FUND
                             PBHG LARGE CAP 20 FUND
                            PBHG LARGE CAP VALUE FUND
                             PBHG MID-CAP VALUE FUND
                            PBHG SMALL CAP VALUE FUND
                             PBHG FOCUSED VALUE FUND
                             PBHG CASH RESERVES FUND
                      PBHG TECHNOLOGY & COMMUNICATIONS FUND
                        PBHG STRATEGIC SMALL COMPANY FUND
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND

                               INVESTMENT ADVISER:

                        PILGRIM BAXTER & ASSOCIATES, LTD.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of PBHG Funds (the "Trust" or "Registrant") and the Funds named above. It should be read in conjunction with the Prospectus for the Funds' PBHG Class shares and Advisor Class shares dated July 16, 2001. The Prospectuses may be obtained without charge by calling 1-800-433-0051.

The Annual Report for each Fund, except for pages 1 through 7 thereof, is incorporated herein by reference and made a part of this document. The Annual Report may be obtained without charge by calling 1-800-433-0051.

--------------------------------------------------------------------------------
                                Table of Contents


THE TRUST                                                                   2
DESCRIPTION OF PERMITTED INVESTMENTS                                        2
INVESTMENT LIMITATIONS                                                      15
TRUSTEES AND OFFICERS OF THE TRUST                                          22
5% AND 25% SHAREHOLDERS                                                     24
THE ADVISER                                                                 29
THE SUB-ADVISERS                                                            31
THE DISTRIBUTOR                                                             33
THE ADMINISTRATOR AND SUB-ADMINISTRATOR                                     34
OTHER SERVICE PROVIDERS                                                     36
PORTFOLIO TRANSACTIONS                                                      36
DESCRIPTION OF SHARES                                                       39
PURCHASES AND REDEMPTIONS OF SHARES                                         40
DETERMINATION OF NET ASSET VALUE                                            47
TAXES                                                                       49
PERFORMANCE ADVERTISING                                                     54
COMPUTATION OF YIELD                                                        55
CALCULATION OF TOTAL RETURN                                                 56
FINANCIAL STATEMENTS                                                        58

                                    THE TRUST

The Trust is an open-end management investment company which was originally incorporated in Delaware on August 2, 1985 under the name PBHG Growth Fund, Inc. and commenced business shortly thereafter as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). On July 21, 1992, shareholders of the Trust approved an Agreement and Articles of Merger pursuant to which the Fund was reorganized and merged into a new Maryland corporation, also named PBHG Growth Fund, Inc. On September 8, 1993, the shareholders of the Trust voted to change the name of the Trust to The Advisors' Inner Circle Fund II, Inc. On May 2, 1994, the shareholders voted to change the Trust's name to The PBHG Funds, Inc. On July 16, 2001, The PBHG Funds, Inc. was reorganized as a Delaware business Trust and the Trust's name changed to PBHG Funds.

This Statement of Additional Information relates to all Funds of the Trust. Shareholders may purchase shares through two separate classes, i.e., PBHG Class and Advisor Class (formerly the Trust Class) shares, which provide for differences in distribution costs, voting rights and dividends. Except for these differences, each PBHG Class share and each Advisor Class share of each Fund represents an equal proportionate interest in that Fund. See "Description of Shares." This Statement of Additional Information relates to both classes of shares of the Trust. No investment in shares of a Fund should be made without first reading the Fund's Prospectus. Capitalized terms not defined in this Statement of Additional Information are defined in each Prospectus offering shares of the Funds.

Pilgrim Baxter & Associates, Ltd. ("Adviser") serves as the investment adviser to each Fund. Pilgrim Baxter Value Investors, Inc. ("Value Investors" or "Sub-Adviser") serves as the investment sub-adviser to the PBHG Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds. Management Company, LLP ("Wellington Management" or "Sub-Adviser") serves as the sub-adviser to the PBHG Cash Reserves Fund.

                      DESCRIPTION OF PERMITTED INVESTMENTS

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 102% of the resale price stated in the agreement. With respect to all repurchase agreements entered into by a Fund, the Fund's custodians or their agents must take possession of the underlying collateral. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest. In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller's estate.

FUTURES CONTRACTS

A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").

No purchase price is paid or received when the contract is entered into. Instead, a Fund upon entering into a futures contract (and to maintain that Fund's open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to that Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect each of the Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS. A Fund will not purchase or sell futures contracts unless either (i) the futures contracts are purchased for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) if purchased for other than "bona fide hedging" purposes, the sum of the amounts of initial margin deposits on a Fund's existing futures contracts and premiums required to establish non-hedging positions would not exceed 5% of the liquidation value of that Fund's total assets. In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the cost of such futures contracts (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts is unleveraged. In instances involving the sale of futures contracts by a Fund, the securities underlying such futures contracts or options will at all times be maintained by that Fund or, in the case of index futures contracts, the Fund will own securities the price changes of which are, in the opinion of its Adviser expected to replicate substantially the movement of the index upon which the futures contract is based.

For information concerning the risks associated with utilizing futures contracts, please see "Risks of Transactions in Futures Contracts Options" below.

OPTIONS

Options are contracts that give one of the parties to the contract the right to buy or sell the security that is subject to the option at a stated price during the option period, and obligates the other party to the contract to buy or sell such security at the stated price during the option period. The types of options transactions that each Fund may utilize are discussed below.

WRITING CALL OPTIONS. A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or on a security convertible into such a security without additional consideration) throughout the option period.

A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline. The premium is intended to offset that loss in whole or in part. Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

A Fund may terminate its obligation under an option it has written by buying an identical option. Such a transaction is called a "closing purchase transaction." A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund. When an underlying security is sold from a Fund's securities portfolio, that Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

WRITING PUT OPTIONS. The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date. A Fund when it writes a put option will be required to "cover" it, for example, by depositing and maintaining in a segregated account with its custodian cash, or other liquid obligations having a value equal to or greater than the exercise price of the option.

A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price). The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received. The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

PURCHASING PUT AND CALL OPTIONS. A Fund may purchase put options on securities to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Fund will continue to receive interest or dividend income on the security. A Fund may also purchase call options on securities to protect against substantial increases in prices of securities that the Fund intend to purchase pending its ability to invest in an orderly manner in those securities. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction cost paid on the put or call option which was bought.

SECURITIES INDEX OPTIONS. A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities it intends to purchase. A Fund will only write "covered" options. A call option on a securities index is considered covered, for example, if, so long as the Fund is obligated as the writer of the call, it holds securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index or indexes upon which the options written by the Fund are based. A put on a securities index written by a Fund will be considered covered if, so long as it is obligated as the writer of the put, the Fund segregates with its custodian cash or other liquid obligations having a value equal to or greater than the exercise price of the option. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash

"exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed "index multiplier." A securities index fluctuates with changes in the market value of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

OVER-THE-COUNTER OPTIONS. A Fund may enter into contracts with primary dealers with whom it may write over-the-counter options. Such contracts will provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount the option is "in-the-money"). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Such Fund has established standards of creditworthiness for these primary dealers, although the Fund may still be subject to the risk that firms participating in such transactions will fail to meet their obligations. In instances in which a Fund has entered into agreements with respect to the over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Fund would treat as illiquid only securities equal in amount to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

For information concerning the risks associated with utilizing options and futures contracts, please see "Risks of Transactions in Futures Contracts and Options" below.

RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS

FUTURES. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out.

Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market trends or interest rate trends. There are several risks in connection with the use by a Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. The Advisers will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

Successful use of futures contracts by a Fund for hedging purposes is also subject to the Fund's ability to correctly predict movements in the direction of the market. It is possible that, when a Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in that Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments.

Positions in futures contracts may be closed out only on an exchange or a board of trade which provides the market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active market, there is no guarantee that such will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position at such time, and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

However, in the event futures positions are used to hedge portfolio securities, the securities will not be sold until the futures positions can be liquidated. In such circumstances, an increase in the price of securities, if any, may partially or completely offset losses on the futures contracts. Further, the counterparty to a futures contract could default.

OPTIONS. A closing purchase transaction for exchange-traded options may be made only on a national securities exchange. There is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options, such as over-the-counter options, no secondary market on an exchange may exist. If a Fund is unable to effect a closing purchase transaction, that Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

Options traded in the over-the-counter market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter. The Fund will engage in such transactions only with firms of sufficient credit so as to minimize these risks. Such options and the securities used as "cover" for such options may be considered illiquid securities.

The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indexes on which options are written. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost if the changes (increase in the case of a call, decrease in the case of a put) in the level of the index do not exceed the cost of the option.

An exchange may establish limitations governing the maximum number of calls and puts in each class (whether or not covered) which may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Fund and clients advised by the Adviser or the applicable Sub-Adviser may constitute such a group. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions. These position limits may limit the number of options which a Fund can write on a particular security.

INVESTMENT COMPANY SHARES

Investment company shares that each Fund may invest in are limited to shares of money market mutual funds, except as set forth under "Investment Limitations" below. Since such mutual funds pay management fees and other expenses, shareholders of the Funds would indirectly pay both Fund expenses and the expenses of underlying funds with respect to Fund assets invested therein. Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not "part of the same group of investment companies" if, as a result of such acquisition; (i) the Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of the Fund's total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of the Fund are invested in securities (other than treasury stock) issued by all investment companies.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Adviser or Sub-Advisers determine the liquidity of the Trust's investments and, through reports from the Adviser or Sub-Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Adviser or Sub-Advisers may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund's rights and obligations relating to the investment). Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage backed securities. Also, the Adviser or Sub-Advisers may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments, and swap agreements to be illiquid. However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"), or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the Securities Act of 1933) would have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. Also, restricted securities may be difficult to value because market quotations may not be readily available. Each Fund other than Cash Reserves limits the amount of total assets it invests in restricted securities to 15%. The Cash Reserves Fund limits the amount of total assets it invests in restricted securities to 10%.

FOREIGN CURRENCY TRANSACTIONS

A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Adviser or the applicable Sub-Advisers may enter into settlement hedges in the normal course of managing the Fund's foreign investments. A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or the applicable Sub-Adviser.

A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling - for example, by entering into a forward contract to sell Deutschemark or European Currency Units in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, guidelines of the Securities Exchange Commission ("SEC") require mutual funds to set aside appropriate liquid assets in a segregated account to cover currency forward contracts. As required by SEC guidelines, each Fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A Fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.

Successful use of forward currency contracts will depend on the skill of the Adviser or the applicable Sub-Adviser in analyzing and predicting currency values. Forward contracts may substantially change a Fund's investment exposure to changes in currency exchange rates, and could result in losses to a Fund if currencies do not perform as the Adviser or the applicable Sub-Adviser anticipates. For example, if a currency's value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency's appreciation. If the Adviser or a Sub-Adviser hedges a Fund's currency exposure through proxy hedges, the Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Adviser or the applicable Sub-Adviser increases a Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that the use of forward currency contracts by the Adviser or the Sub-Advisers will be advantageous to a Fund or that it will hedge at an appropriate time.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITORY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS")

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE

A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT

A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

COMMERCIAL PAPER

The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

CONVERTIBLE SECURITIES

Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Fund's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DEMAND INSTRUMENTS

Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

RECEIPTS

Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

TIME DEPOSIT

A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS

Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. GOVERNMENT SECURITIES

Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. TREASURY OBLIGATIONS

Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Fund will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS

Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund's assets. The Funds are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Funds will maintain liquid assets in such accounts in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. Only the Small Cap Value, Mid-Cap Value and Large Cap Value Funds are permitted to invest in these securities. These Funds use segregated accounts to offset leverage risk.

SMALL AND MEDIUM CAPITALIZATION STOCKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Fund (other than the Cash Reserves Fund) may be more suitable for long-term investors who can bear the risk of these fluctuations. The Emerging Growth Fund, Limited Fund, New Opportunities Fund, Small Cap Value Fund and Strategic Small Company Fund invest extensively in small capitalization companies. The Mid-Cap Value Fund invests extensively in medium capitalization companies. In certain cases, the Growth Fund, Core Growth Fund, Select Equity Fund, Focused Value Fund, Technology & Communications Fund and Global Technology & Communications Fund invest in securities of issuers with small or medium market capitalizations. While the Adviser and Value Investors intend to invest in small and medium capitalization companies that have strong balance sheets and favorable business prospects, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

OVER-THE-COUNTER MARKET

Each Fund (except the Cash Reserves Fund) may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if the Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

FOREIGN SECURITIES AND EMERGING MARKETS

Each of the Funds may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Global Technology & Communications Fund's investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of the Global Technology & Communications Fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

INVESTMENTS IN TECHNOLOGY COMPANIES

Each Fund (except the Cash Reserves Fund) may invest in equity securities of technology companies. Such securities have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. The Technology & Communications Fund and Global Technology & Communications Fund are non-diversified, which means they will invest a higher percentage of their assets in a limited number of technology stocks. As a result, the price change of a single security, positive or negative, will have a greater impact on each Fund's net asset value and will cause its shares to fluctuate in value more than it would in a diversified fund. In addition, the Technology & Communications Fund and Global Technology & Communications Fund are concentrated, which means they will invest 25% or more of their total assets in one or more of the industries within the technology and communications sectors. Many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Fund and Global Technology & Communications Fund's investments in technology companies. For example, the technology companies in which the Technology & Communications Fund and Global Technology & Communications Fund invest may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental law, regulation or adversely affected by governmental policies.

EUROPEAN ECONOMIC AND MONETARY UNION

Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU"). The EMU adopted the "euro" as a common currency on January 1, 1999 and subordinated the national currencies of each country until such time as the national currencies are phased out entirely. The euro could adversely affect the value of securities held by the Fund because as the euro is implemented as the common currency, there may be changes in the relative value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. In addition, the introduction of the euro may affect the fiscal and monetary levels of participating EMU countries and may also increase price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. These uncertainties raise the possibility of increased volatility in the financial markets of the affected countries.

                             INVESTMENT LIMITATIONS

FUNDAMENTAL RESTRICTIONS

Each Fund has adopted certain investment restrictions which, in addition to those restrictions in the Prospectus, are fundamental and may not be changed without approval by a majority vote of the Fund's shareholders. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of the Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

Several of these Fundamental Investment Restrictions include the defined terms "1940 Act Laws, Interpretations and Exemptions." This term means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, as such statute, rule and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission and any exemptive order or similar relief granted to a Fund.

1. Each Fund, other than PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and PBHG Global Technology & Communications Fund, is a "diversified company" as defined in the Investment Company Act of 1940 (the "1940 Act"). This means that a Fund will not purchase the securities of any issuer, if as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 2 for further information.

2. A Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

     Please refer to Non-Fundamental Investment Restriction number 3 for further information.

3. A Fund may not underwrite the securities of other issuers. This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

4. A Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act, Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit a Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations, and does not limit PBHG Cash Reserves Fund's investment in domestic bank obligations. In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. This limitation does not apply to PBHG Technology & Communications Fund or PBHG Global Technology & Communications Fund.

     Please refer to Non-Fundamental Investment Restriction number 4 for further information. In addition, because PBHG Technology & Communications Fund and the PBHG Global Technology & Communications Fund has an investment policy to concentrate its investments in the group of industries within the technology and communications sectors, this restriction does not apply to these Funds.

5. A Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6. A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7. A Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors or investing in loans, including assignments and participation interests.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information.

8. A Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

Except for borrowing under Fundamental Restriction number 2, the foregoing percentages will apply at the time of the purchase of a security.

NON-FUNDAMENTAL RESTRICTIONS

Each Fund also has adopted certain non-fundamental investment restrictions. A non-fundamental investment restriction may be amended by the Board of Trustees without a vote of shareholders. Several of these Non-Fundamental Investment Restrictions include the defined term "Pilgrim Baxter Adviser Fund." This term means other investment companies and their series portfolios that have Pilgrim Baxter or an affiliate of Pilgrim Baxter as an investment advisor.

1. A Fund may not invest more than 15% of its net assets in illiquid securities. This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board of Trustees, based on trading markets for such security, to be liquid.

2. In complying with the fundamental restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to PBHG Large Cap 20 Fund, PBHG Focused Value Fund, PBHG Cash Reserves Fund, PBHG Technology & Communications Fund and PBHG Global Technology & Communications Fund.

3. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, a Fund may borrow money in an amount not exceeding 33 1/3 % of its total assets (including the amount borrowed) less liabilities (other than borrowings). A Fund may borrow from banks, broker-dealers or a Pilgrim Baxter Advised Fund on such terms and conditions as the SEC may require in an exemptive order. A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. A portfolio may not purchase additional securities when borrowings exceed 5% of the Fund's total assets.

4. In complying with the fundamental restriction regarding industry concentration, a Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g. automobile finance, bank finance and diversified finance). This limitation does not apply to PBHG Technology & Communications Fund or PBHG Global Technology and Communications Fund.

5. In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3 % of its total assets and may lend money to another Pilgrim Baxter Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

6. A Fund may not invest more than 15% of its total assets in restricted securities.

7. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, a Fund may not invest all if its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

     A Fund may (i) purchase securities of other investment companies as permitted by Section 12 (d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market Funds and lend money to other Pilgrim Baxter Advised Funds, subject to the terms and conditions of any exemptive orders issued by the SEC.

     Please refer to Non-Fundamental Investment Restriction number 5 for further information regarding lending money to a Pilgrim Baxter Advised Fund.

All the foregoing percentages will apply at the time of each purchase of a security (except with respect to the limitation on investments in illiquid securities and with respect to borrowing).

Each of the Emerging Growth, Strategic Small Company, Small Cap Value, Mid-Cap Value, Large Cap Growth, Large Cap 20, Large Cap Value, Technology & Communications, and Global Technology & Communications Funds has a non-fundamental policy that states under normal conditions, it will invest at least 80% of net assets plus the amount of any borrowings for investment purposes in the type of investments suggested by its name. Each Fund will provide notice to its respective shareholders at least 60 days prior to any change to this investment policy.

SENIOR SECURITIES

The term "senior security", as defined in Section 18(g) of the Investment Company Act of 1940, means any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and "senior security representing indebtedness" means any senior security other than stock.

The term "senior security" shall not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor shall such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5 percent of the value of the total assets of the issuer at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed; otherwise it shall be presumed not to be for temporary purposes. Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, each Fund expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or a sub-adviser, as appropriate, determines that market conditions warrant, each Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Fund's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

PORTFOLIO TURNOVER

Fund turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. The portfolio turnover rate for the fiscal year or period ended March 31, 2001 for each of the Funds is specified in the Financial Highlights table. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

                       TRUSTEES AND OFFICERS OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the State of Maryland. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trustees and executive officers of the Trust and the principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Each Trustee serves as a Trustee and each officer serves as an officer in a similar capacity for PBHG Insurance Series Fund, a registered investment company advised by the Adviser.


                                  POSITION HELD WITH
NAME, ADDRESS, AND AGE                 THE FUND                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------- --------------------- ------------------------------------------------------------
John R. Bartholdson                    Trustee         Chief Financial Officer and Director, the Triumph Group,
1255 Drummers Lane, Suite 200                          Inc. (manufacturing) since 1992.
Wayne, PA 19087
(56)

Harold J. Baxter*                  Chairman of the     Chairman, Chief Executive Officer and Director, the
1400 Liberty Ridge Drive          Board and Trustee    Adviser since 1982.  Trustee, the Administrator since May
Wayne, PA  19087-5593                                  1996.  Chairman, Chief Executive Officer and Director,
(55)                                                   Value Investors, since June 1996.  Trustee, PBHG Fund
                                                       Distributors since January 1998.  Director, UAM since 1996.

Jettie M. Edwards                      Trustee         Consultant, Syrus Associates (business and marketing
76 Seaview Drive,                                      consulting firm) since 1986.  Trustee, Provident
Santa Barbara, California 93108                        Investment Counsel Trust (investment company) since
(54)                                                   1992.   Trustee, EQ Advisors Trust (investment company)
                                                       since 1997.

Albert A. Miller                      Trustee          Senior Vice President, Cherry & Webb, CWT Specialty
7 Jennifer Drive
Holmdel, New Jersey 07733                              Stores since 1995-2000, Advisor and Secretary, the
(67)                                                   Underwoman Shoppes Inc. (retail clothing stores) since
                                                       1980.  Merchandising Group Vice President, R.H. Macy & Co.
                                                       (retail department stores), 1958-1995.  Retired.

Gary L. Pilgrim                       President        President, Chief Investment Officer and Director, the
1400 Liberty Ridge Drive                               Adviser since 1982.  Trustee, the Administrator since May
Wayne, PA  19087                                       1996.  President and Director, Value Investors since June
(60)                                                   1996.


                                  POSITION HELD WITH
NAME , ADDRESS, AND AGE                THE FUND                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------- --------------------- ------------------------------------------------------------
Lee T. Cummings                   Treasurer, Chief     Vice President, the Adviser since 2001 and Director of
1400 Liberty Ridge Drive          Financial Officer,   Mutual Fund Operations, the Adviser 1996-2001. President,
Wayne, PA  19087-5593                 Controller       the Administrator since 1999 and Treasurer, the
(37)                                                   Administrator May 1996-1999.  President, the Distributor
                                                       since December 1998. Investment Accounting Officer,
                                                       Delaware Group of Funds (investment companies),
                                                       1994-1996.  Vice President, Fund/Plan Services, Inc.
                                                       (mutual fund administration), 1992-1994.

John M. Zerr                      Vice President and   Senior Vice President, the Advisor since 2001 and General
1400 Liberty Ridge Drive              Secretary        Counsel and Secretary, the Adviser since November 1996.
Wayne, PA  19087-5593                                  General Counsel and Secretary, Value Investors since
(39)                                                   November 1996.  General Counsel and Secretary, the
                                                       Administrator since January 1998.  General Counsel and
                                                       Secretary, PBHG Fund Distributors since January 1998.
                                                       Vice President and Assistant Secretary, Delaware
                                                       Management Company, Inc. (investment adviser) and the
                                                       Delaware Investments Funds (investment companies),
                                                       1995-1996.  Associate, Ballard Spahr Andrews & Ingersoll
                                                       (law firm), 1987-1995.

Meghan M. Mahon                   Vice President and   Vice President and Assistant Secretary, the Adviser since
1400 Liberty Ridge Drive         Assistant Secretary   2001 and Counsel, the Adviser since April 1998. Counsel
Wayne, PA  19087                                       and Assistant Secretary, Value Investors since January
(33)                                                   2000. Counsel and Assistant Secretary, the Administrator
                                                       since January 2000. Vice President, Assistant Secretary
                                                       and Counsel, Delaware Management Company, Inc. (investment adviser) and the Delaware Investments Funds (investment
                                                       companies), 1997-1998.  Associate, Drinker Biddle & Reath,
                                                       LLP (law firm) 1994-1997.  Associate, McAleese, McGoldrick
                                                       & Susanin (law firm) 1993-1994.

Matthew R. DiClemente            Assistant Secretary   Legal Assistant, the Adviser since 1998. Fund Accountant,
1400 Liberty Ridge Drive                               the Adviser, 1996-1998.  Fund Accountant, J.P. Morgan &
Wayne, PA  19087                                       Co., Inc. (financial services firm), 1993-1996.
(31)

Stephen F. Panner                Assistant Treasurer   Fund Administration Manager, the Adviser since 2000. Fund
1400 Liberty Ridge Drive                               Accounting Manager, SEI Investments Mutual Fund Services,
Wayne, PA  19087-5593                                  1997-2000, Fund Accounting Supervisor, SEI Investments
(30)                                                   Mutual Fund Services, 1995-1997. Fund Accountant, SEI
                                                       Investments Mutual Fund Services, 1993-1995.



                                  POSITION HELD WITH
NAME, ADDRESS, AND AGE                 THE FUND                  PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------- --------------------- ------------------------------------------------------------
James R. Foggo                    Vice President and   Vice President and Assistant Secretary of the
One Freedom Valley Road Oaks,    Assistant Secretary   Sub-Administrator and SEI Investments Distribution Co.
PA  19456                                              since 1998.  Associate, Paul Weiss, Rifkind, Wharton &
(37)                                                   Garrison (law firm), 1998. Associate, Baker & McKenzie
                                                       (law firm), 1995-1998. Associate, Battle Fowler L.L.P.
                                                       (law firm), 1993-1995.

Timothy D. Barto                 Vice President and    Vice President and Assistant Secretary of SEI Investments
One Freedom Valley Road          Assistant Secretary   Co. and Vice President and Assistant Secretary of SEI
Oaks, PA 19456                                         Investments Mutual Fund Services and SEI Investments
(33)                                                   Distribution Co. since November 1999. Associate, Dechert
                                                       Price & Rhoads (law firm)
                                                       1997-1999. Associate,
                                                       Richter, Miller & Finn
                                                       (law firm) 1994 to 1997.

Each current Trustee of the Company received the following compensation during the fiscal year ended March 31, 2001:


                                                      PENSION OR                                TOTAL
                                                      RETIREMENT                                COMPENSATION
                                 AGGREGATE            BENEFITS             ESTIMATED            FROM COMPANY
                                 COMPENSATION         ACCRUED AS PART      ANNUAL               AND COMPANY COMPLEX
NAME OF PERSON,                  FROM                 OF COMPANY           BENEFITS UPON        PAID TO TRUSTEES**
POSITION                         COMPANY              EXPENSES             RETIREMENT
-------------------------------- -------------------- -------------------- -------------------- --------------------
John R. Bartholdson,                 $47,500.00               N/A                  N/A              $77,000.00
Trustee                                                                                           for services on
                                                                                                    two boards

Harold J. Baxter,                        N/A                  N/A                  N/A                  N/A
Trustee*

Jettie M. Edwards,                   $47,500.00               N/A                  N/A              $77,000.00
Trustee                                                                                           for services on
                                                                                                    two boards

Albert A. Miller,                    $47,500.00               N/A                  N/A              $77,000.00
Trustee                                                                                           for services on
                                                                                                    two boards

     * Mr. Baxter is a Trustee who may be deemed to be an "interested person" of the Company, as that term is defined in the 1940 Act, and consequently will be receiving no compensation from the Company.

     ** Compensation expenses are allocated pro rata based on the relative net assets of the Funds included in the Company Complex.

                             5% AND 25% SHAREHOLDERS

As of July 6, 2001, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of the Funds. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial clients. Persons owning of record or beneficially 25% or more of the outstanding share class of a Fund may be deemed to be a controlling person of that Fund for purposes of the 1940 Act.

  PBHG EMERGING GROWTH FUND - PBHG CLASS

  Fidelity Investments Institutional Operations Co                  15.66%
  As agent for certain employer benefit plans
  100 Magellan Way
  Covington, KY 41015-1999

  Putnam Fiduciary Trust Company                                    11.75%
  FBO TRW Employee Stock Ownership & Savings Plan
  Putnam Investments DCPA-Location 40
   Investors Way N7L  Norwood, MA  02062

  Charles Schwab & Co. Inc.                                         11.18%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                   6.67%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Chase Manhattan Bank                                              10.77%
  New York State Deferred Compensation Plan
  Attention Gladstone Stephenson
  4 New York Plaza, Floor 2
  New York, NY 10004-2413

  PBHG CASH RESERVES FUND - PBHG CLASS

  Investec Ernst & Company                                           7.03%
  088-23182-15
  Attention: Mutual Funds
  One Battery Park Plazza
  New York, NY  1004-1405

  Investec Ernst & Company                                          19.27%
    088-21923-21
  Attention: Mutual Funds
  One Battery Park Plaza
  New York, NY  10004-1405

  PBHG GROWTH FUND - PBHG CLASS

  Fidelity Investments Institutional Operations Co                  17.22%
  As agent for certain employer benefit plans
  100 Magellan Way
  Covington, KY 41015-1999

  Charles Schwab & Co. Inc.                                         11.31%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  Connecticut General Life Insurance 401K Plan M-110                 8.09%
    Attn: Hector Flores
    280 Trumbull St #H19B
  Hartford, CT  06103-3509

  National Financial Services Corp                                   6.27%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  PBHG GROWTH FUND - ADVISOR CLASS

  The Travelers Insurance Company                                   78.19%
  Attention: Roger Ferland
  1 Tower Square
  Hartford, CT 06183-0002

  Wilmington Trust Company                                          21.49%
  FBO Allied Waste 401 (k) Plan A/C 44607-6
  U/A 2/1/98
    1230 Avenue of the Americas 7th Floor
    New York, NY  10020-1513

  PBHG LARGE CAP GROWTH FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                         37.99%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  12.38%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Salomon Smith                                                      6.64%
  Barney

  Exclusive benefit of our customers
  NAV Program
  333 West 34th Street
  New York, NY 10001-2483

  PBHG LARGE CAP GROWTH FUND - ADVISOR CLASS

  Pilgrim Baxter & Associates                                      100.00%
  1400 Liberty Ridge Drive
  Attn: Terri Simonetti
  Wayne, PA  19087-5593

  PBHG SELECT EQUITY FUND - PBHG CLASS

  National Financial Services Corp                                  21.46%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Charles Schwab & Co. Inc.                                         27.38%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  PBHG TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  National Financial Services Corp                                  21.53%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Charles Schwab & Co. Inc.                                         21.89%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  PBHG TECHNOLOGY & COMMUNICATIONS FUND-ADVISOR CLASS

  Pilgrim Baxter & Associates Ltd                                   90.79%
  1400 Liberty Ridge Drive
  Attn: Terri Simonetti
  Wayne, PA  19087-5593

  PFPC Brokerage                                                     5.08%
  Services
  FBO American Skandia
  211 South Gulph Rd
  King of Prussia, PA  19406-3301

  PBHG CORE GROWTH FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                         15.04%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  12.33%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  PBHG LIMITED FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                          9.63%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services                                        5.02%
  Corp
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  PBHG LARGE CAP 20 FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                         29.85%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  15.05%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  PBHG LARGE CAP 20 FUND - ADVISOR CLASS

  Pilgrim Baxter & Associates Ltd                                  100.00%
  1400 Liberty Ridge Drive
  Attn: Terri Simonetti
  Wayne, PA  19087-5593

  PBHG STRATEGIC SMALL COMPANY FUND - PBHG FUND

  National Financial Services Corp                                  21.13%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Charles Schwab & Co. Inc.                                         16.45%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  PBHG LARGE CAP VALUE FUND - PBHG CLASS

  National Financial Services Corp                                  18.54%
  For the exclusive benefit of our customers
  815 East Birch Street
  Brea, CA  92821-5765

  Charles Schwab & Co. Inc.                                         43.58%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  PBHG LARGE CAP VALUE FUND - ADVISOR CLASS

  Pilgrim Baxter & Associates Ltd                                   92.04%
  1400 Liberty Ridge Drive
  Attn: Terri Simonetti
  Wayne, PA  19087-5593

  PBHG MID-CAP VALUE FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                         32.75%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  23.47%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Donaldson Lufkin & Jenrette                                        6.75%
  Transfer Department 5th Floor
  PO Box 2052
  Jersey City, NJ 07303-2052

  PBHG SMALL CAP VALUE FUND - PBHG CLASS

  Northern Trust Co                                                 31.25%
  FBO Arthur Anderson LLP US Profit Sharing and 401 (k) Trust
  PO Box 92956
  Chicago, IL 60675-2956

  Charles Schwab & Co. Inc.                                         21.68%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  15.74%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  SMALL CAP VALUE FUND - ADVISOR CLASS

  Pilgrim Baxter & Associates, Ltd                                 100.00%
  1400 Liberty Ridge Drive
  Attn: Terri Simonetti
  Wayne, PA  19087-5593

  PBHG FOCUSED VALUE FUND - PBHG CLASS

  Charles Schwab & Co. Inc.                                         43.05%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  National Financial Services Corp                                  15.88%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  PBHG NEW OPPORTUNITIES FUND - PBHG CLASS

  National Financial Services Corp                                  10.64%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Charles Schwab & Co. Inc.                                          5.61%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND - PBHG CLASS

  National Financial Services Corp                                  13.28%
  For the exclusive benefit of our customers
  PO Box 3908
  Church Street Station
  New York, NY 10008-3908

  Charles Schwab & Co. Inc.                                         11.96%
  Reinvest Account
  Attention Mutual Fund Department
  101 Montgomery Street
  San Francisco, CA 94104-4122

The Trustees and Officers of the Trust collectively owned less than 1% of the outstanding shares of each portfolio at July 6, 2001, except that the Trustees and Officers collectively owned 4% of the PBHG Cash Reserves Fund, 2% of the PBHG New Opportunities Fund, 1% of the PBHG Focused Value Fund, 1% of the PBHG Limited Fund and 3% of the PBHG Core Growth Fund.

                                   THE ADVISER

The Trust and Pilgrim Baxter & Associates, Ltd. have entered into an advisory agreement with respect to each Fund (the "Advisory Agreement"). The Advisory Agreement provides certain limitations on the Adviser's liability, but also provides that the Adviser shall not be protected against any liability to the Trust or each of its Funds or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Pilgrim Baxter is an indirect wholly owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance. Old Mutual's principal offices are located at 3rd Floor, Lansdowne House, 57 Berkely Square, London, WIX 50H, United Kingdom.

PBHG Fund Services, the Trust's Administrator, is a wholly owned subsidiary of the Adviser (see "The Administrator" for more detail on PBHG Fund Services). PBHG Fund Services also serves as administrator to PBHG Insurance Series Fund, a management investment company also managed by the Adviser. PBHG Fund Distributors, the Trust's Distributor, is also a wholly owned subsidiary of the Adviser (see "The Distributor" for more detail on PBHG Fund Distributors). PBHG Fund Distributors also serves as distributor to PBHG Insurance Series Fund. The Adviser currently has discretionary management authority with respect to over $ 11.2 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593.

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust's investment objectives, policies and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board of Trustees. The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers and employees who serve as officers and executive employees of the Trust. The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust (See the Prospectuses for a description of expenses borne by the Trust). From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the

Trust's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the Trust's outstanding voting securities upon 60 days' written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days' written notice to the Trust. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of: 0.85% of each of the Growth, Emerging Growth, Select Equity, Core Growth, Large Cap 20, Mid-Cap Value, Focused Value and Technology & Communications Funds' average daily net assets; 0.75% of the Large Cap Growth Fund's average daily net assets; 0.65% of the Large Cap Value Fund's average daily net assets; 1.00% of each of the Limited, New Opportunities, Small Cap Value and Strategic Small Company Funds' average daily net assets; 1.50% of the Global Technology & Communications Fund's average daily net assets; and 0.30% of the Cash Reserves Fund's average daily net assets. The investment advisory fees paid by certain of the Funds are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

In the interest of limiting the expenses of the Funds during the current fiscal year, the Adviser has signed expense limitation contracts with the Trust ("Expense Limitation Agreements") pursuant to which, with respect to the PBHG Class and Adviser Class shares, the Adviser has agreed to waive or limit a portion of its fee and to assume other expenses in an amount necessary to limit total annual operating expenses (but excluding fees and expenses incurred under the Trust's Service Plan, if any, interest, taxes, brokerage commissions, and any expenditures that are capitalized in accordance with generally accepted accounting principles, and any extraordinary expenses not incurred in the ordinary course of the Fund's business) to not more than 1.50% of the average daily net assets of each of the Growth, Core Growth, Limited, New Opportunities, Large Cap 20, Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic

Small Company Funds and to not more than 2.15% of the average daily net assets of the PBHG Global Technology & Communications Fund. In addition, Old Mutual and Pilgrim Baxter have agreed to maintain this expense limitation agreement for each Fund until March 31, 2003. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Funds of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreements may be made at a later date when the Funds have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of each Fund to exceed 1.50% (or 2.15% for the Global Technology & Communications Fund). Consequently, no reimbursement by a Fund will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than 1.50% (or 2.15% for the Global Technology & Communications Fund); and (iii) the payment of such reimbursement was approved by the Board of Trustees on a quarterly basis. For the fiscal years and periods ended March 31, 1999, 2000 and 2001 each of the Funds paid or waived the following advisory fees:

              FUND                                      FEES PAID                                  FEES WAIVED
                                       1999               2000           2001            1999          2000        2001
                                       ----               ----           ----            ----          ----        ----
PBHG Growth                            $34,407,239      $32,748,339      43,148,656      $     0      $     0      $0
PBHG Emerging Growth                   $ 8,746,681      $ 7,263,497       8,680,397      $     0      $     0      $0
PBHG New Opportunities                 $    15,512(1)   $ 1,418,924       1,512,665      $ 1,340(1)   $     0      $0
PBHG Large Cap Growth                  $ 1,056,270      $ 1,148,240       2,726,947      $     0      $     0      $0
PBHG Select Equity                     $ 2,394,153      $ 4,326,181      12,416,624      $     0      $     0      $0
PBHG Core Growth                       $   972,422      $   941,429       1,202,139      $     0      $     0      $0
PBHG Limited                           $ 1,399,136      $ 1,142,585       1,205,168      $     0      $     0      $0
PBHG Large Cap 20                      $ 3,317,545      $ 5,274,451       7,817,909      $     0      $     0      $0
PBHG Large Cap Value                   $   459,033      $   245,217         880,294      $     0      $     0      $0
PBHG Mid-Cap Value                     $   551,502      $   364,163       1,021,571      $     0      $     0      $0
PBHG Small Cap Value                   $ 1,023,869      $   702,546       1,874,651      $     0      $57,833      $0
PBHG Focused Value                     $     2,796(1)   $    48,688         380,314      $ 2,796(1)   $ 2,849      $0
PBHG Cash Reserves                     $   393,152      $   582,869       1,766,137      $     0      $     0      $0
PBHG Technology & Communications       $ 3,440,370      $12,141,268      22,046,737      $     0      $     0      $0
PBHG Global Technology &                         *                *       1,006,581(2)         *            *      $0
Communications
PBHG Stragtegic Small Company          $   730,370      $   537,130         861,032      $27,500      $24,537      $0

*    Not in operation during the period.

(1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

(2) For the period May 31, 2000 (commencement of operations) through March 31, 2001.

                                THE SUB-ADVISERS

PILGRIM BAXTER VALUE INVESTORS, INC.

The Trust, on behalf of each of the PBHG Large Cap Value Fund, PBHG Mid-Cap Value Fund, PBHG Small Cap Value Fund, PBHG Focused Value Fund and PBHG Strategic Small Company Fund, and the Adviser have entered into sub-advisory agreements (each, a "Sub-Advisory Agreement") with Pilgrim Baxter Value Investors, Inc. ("Value Investors"), a wholly owned subsidiary of the Adviser. Each Sub-Advisory Agreement provides certain limitations on Value Investors' liability, but also provides that Value Investors shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Value Investors is an indirect wholly owned subsidiary of Old Mutual.

Each Sub-Advisory Agreement obligates Value Investors to: (i) manage the investment operations of the relevant Fund and the composition of the Fund's investment portfolios, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations;
(ii) provide supervision of the Fund's investments and to determine from time to time what investment and securities will be purchased, retained or sold by the Fund and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The continuance of each Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. Each Sub-Advisory Agreement may be terminated
(i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Value Investors at any time, without the payment of any penalty, on 90 days' written notice to the other parties. Each Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreements for the Large Cap Value, Mid-Cap Value, Small Cap Value, Focused Value and Strategic Small Company Funds, Value Investors is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of each Fund that is computed daily and paid monthly at annual rates of 0.50%, 0.50%, 0.50%, 0.40% and 0.50%, respectively.

WELLINGTON MANAGEMENT COMPANY, LLP

The Trust, on behalf of the PBHG Cash Reserves Fund, and the Adviser have entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Wellington Management. The Sub-Advisory Agreement provides certain limitations on Wellington Management's liability, but also provides that Wellington Management shall not be protected against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from a breach of fiduciary duty with respect to the receipt of compensation for services thereunder.

The Sub-Advisory Agreement obligates Wellington Management to: (i) manage the investment operations of the PBHG Cash Reserves Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof in accordance with the Fund's investment objectives, policies and restrictions;
(ii) provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold by the Fund and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Registration Statement or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

The Sub-Advisory Agreement will continue in effect for a period of more than two years from the date thereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Trust (i) by the Trust at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Trust, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (iii) by Wellington Management at any time, without the payment of any penalty, on 90 days' written notice to the other parties. The Sub-Advisory Agreement shall terminate automatically and immediately in the event of its assignment as defined in the 1940 Act.

For the services provided and expenses incurred pursuant to the sub-advisory agreement, Wellington Management is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate equal to 0.075% of the Fund's average daily net assets up to and including $500 million and 0.020% of the Fund's average daily net assets over $500 million, but subject to a minimum annual fee of $50,000.

                                 THE DISTRIBUTOR

PBHG Fund Distributors (the "Distributor"), a wholly owned subsidiary of the Adviser, and the Trust are parties to a distribution agreement (the "Distribution Agreement") dated January 28, 2001, pursuant to which the Distributor serves as principal underwriter for the Trust. The Distributor receives no compensation for serving in such capacity. The principal business address of the Distributor is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087-5593. Prior to July 16, 2001, SEI Investment Distribution CO. served as principal underwriter for the predecessor of the Trust. SEI received no compensation for serving in such capacity.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than sixty (60) days' written notice by either party or upon assignment by the Distributor.

Under the Distribution Agreement, the Distributor is contractually required to continuously distribute the securities of the Trust. The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Service Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Advisor Class shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such Shares. Pursuant to such Service Plan, the Trust shall pay to the Distributor a fee for providing or arranging with and paying others to provide personal service to shareholders of Advisor Class Shares and/or the maintenance of such shareholders' accounts at the aggregate annual rate of up to 0.25% of such Fund's average daily net assets attributable to Advisor Class shares. The Service Plan is a compensation plan, which means that it compensates the Distributor regardless of the expenses actually incurred by the Distributor. Arranging with and paying others to provide personal services to shareholders of the Advisor Class shares and/or the maintenance of Shareholder accounts include, but are not limited to, (i) insurance companies or their affiliates who provide similar services to variable and group annuity or variable life insurance contract holders ("Contract Holders") or their participants; (ii) sponsors of and/or administrators to contribution plans; and (iii) sponsors of and/or administrators to various wrap and asset allocation programs.

The Distributor shall prepare and deliver written reports to the Board of Trustees of the Trust on a regular basis (at least quarterly) setting forth the payments made to Service Providers pursuant to the Service Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator or Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an interested person of the Trust had a direct or indirect financial interest in the operation of the Service Plan or any related agreement.

No compensation was paid to the Distributor for distribution services for the fiscal years ended March 31, 1999, 2000 and 2001. The Growth, Large Cap Growth, Large Cap 20, Large Cap Value, Small Cap Value and Technology & Communications Funds offer Advisor Class shares. For the fiscal year ended March 31, 2001, the following amounts were paid to Service Providers pursuant to the Service Plan for the Advisor Class shares of each of those Funds.

                    Growth Fund                        $283,516
                    Large Cap Growth Fund              $0
                    Large Cap 20 Fund                  $0
                    Large Cap Value Fund               $0
                    Small Cap Value Fund               $0
                    Technology & Communications Fund   $0


                     THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and PBHG Fund Services (the "Administrator") entered into the Administrative Services Agreement (the "Administrative Agreement") on January 28, 2001 pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. Under the Administrative Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrative Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement shall continue in effect unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

The Administrator and SEI Investments Mutual Fund Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement") on January 28, 2001, pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. The Sub-Administrator was organized as a Delaware business trust, and has its principal business offices at One Freedom Valley Road, Oaks, Pennsylvania 19456. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion. The Agreement provides that the Sub-Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Agreement shall continue in effect until December 31, 2004, subject to certain termination provisions. After this initial term, the Agreement will renew each year unless terminated by either party upon not less than ninety (90) days' prior written notice to the other party.

Prior to July 16, 2001, the Sub-Administrator assisted the Administrator in connection with the administration of the business and affairs of the predecessor of the Trust pursuant to a Sub-Administration Services Agreement dated July 1, 1996, as amended January 1, 2001 ("Former Agreement"). The Sub-Administrators duties under the Former Agreement were substantially similar to its duties under the current Sub-Administration Agreement. Effective January 1, 2001 the Administrator paid the Sub-Administrator fees under the Former Agreement at the annual rate noted in the previous paragraph. Prior to January 1, 2001, the Administrator paid the Sub-Administrator fees at the annual rate based on the combined average daily net assets of the Trust and PBHG Insurance Series Fund calculated as follows: (i) 0.040% of the first $2.5 billion, plus
(ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

For the fiscal years and periods ended March 31, 1999, 2000 and 2001 each of the Funds paid the following administration fees:


              FUND                                    FEES PAID                                  FEES WAIVED
                                        1999            2000           2001           1999          2000          2001
                                        ----            ----           ----           ----          ----          ----
PBHG Growth                         $6,054,219      $5,779,119      $7,614,469      $      0      $      0      $      0
PBHG Emerging Growth                $1,543,532      $1,281,794      $1,531,835      $      0      $      0      $      0
PBHG New Opportunities              $    2,327(1)   $  212,839      $  226,699      $      0      $      0      $      0
PBHG Large Cap Growth               $  211,254      $  229,648      $  545,389      $      0      $      0      $      0
PBHG Select Equity                  $  422,498      $  763,444      $2,191,169      $      0      $      0      $      0
PBHG Core Growth                    $  171,604      $  166,135      $  212,142      $      0      $      0      $      0
PBHG Limited                        $  209,870      $  171,388      $  180,775      $      0      $      0      $      0
PBHG Large Cap 20                   $  585,449      $  930,786      $1,379,631      $      0      $      0      $      0
PBHG Large Cap Value                $  103,870      $   56,588      $  203,145      $      0      $      0      $      0
PBHG Mid-Cap Value                  $   97,324      $   64,264      $  180,277      $      0      $      0      $      0
PBHG Small Cap Value                $  153,580      $  105,382      $  272,523      $      0      $      0      $      0
PBHG Focused Value                  $      493(1)   $    8,592      $   67,114      $      0      $      0      $      0
PBHG Cash Reserves                  $  196,574      $  292,681      $  881,822      $      0      $      0      $      0
PBHG Technology & Communications    $  607,124      $2,142,577      $3,890,601      $      0      $      0      $      0
PBHG GlobalTechnology &
Communications                               *               *      $  100,658(2)          *             *      $      0
PBHG Stragtegic Small Company       $  109,556      $   80,569      $  124,491      $      0      $      0      $      0

* Not in operation during the period.

(1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

(2) For the period from May 31, 2001 (commencement of operations) through March 31, 2001.

                             OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust. The Administrator serves as shareholder servicing agent for the Trust under a shareholder servicing agreement with the Trust. The Administrator also performs development and maintenance services on the web site that references the Trust and the Funds. PBHG Shareholder Services, Inc. ("PBHGSS"), a wholly-owned subsidiary of the Administrator, serves as sub-shareholder servicing agent for the Trust under a sub-shareholder servicing agreement between PBHGSS and the Administrator. The principal place of business of PPBHGSS is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. From time to time, the Trust may pay amounts to third parties that provide sub- transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust, and related services as the Trust or the beneficial owners may reasonably request. In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Trust's Transfer Agent for providing these services to shareholders investing directly in the Trust.

CUSTODIANS

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, serves as the custodian for the Trust and each Fund other than the Global Technology & Communications Fund. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 serves as the custodian for the Global Technology & Communications Fund (together, the "Custodians"). The Custodians hold cash, securities and other assets of the Trust as required by the 1940 Act.

COUNSEL AND INDEPENDENT ACCOUNTANTS

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Trust. PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

                             PORTFOLIO TRANSACTIONS

The Adviser or Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds. The Adviser or Sub-Advisers will seek to obtain the most favorable net results by taking into account various factors, including price, commission, if any, size of the transactions and difficulty of executions, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser or Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Adviser or Sub-Advisers seek to select brokers or dealers that offer the Funds best price and execution or other services which are of benefit to the Funds. Certain brokers or dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to a Fund's public offering price. In the case of securities traded in the over-the-counter market, the Adviser or Sub-Advisers expect normally to seek to select primary market makers.

The Adviser or Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser or Sub-Adviser, a Fund or other accounts managed by the Adviser or Sub-Adviser will be benefited by supplemental research services, the Adviser or Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Funds on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, the Adviser or Sub-Advisers may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's or the Trust's expenses. In addition, the Adviser or Sub-Adviser may place orders for the purchase or sale of Fund securities with qualified broker-dealers that refer prospective shareholders to the Funds. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") and subject to seeking best execution and such other policies as the Board of Trustees may determine, the Advisers may consider sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.

The Trust's Board of Trustees, the Adviser, the Sub-Advisers and the Distributor have each adopted a Code of Ethics governing personal trading by persons who manage, or who have access to, trading activity by the Funds. The Codes of Ethics allow trades to be made in securities that may be held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information. In addition, the Trust's Board of Trustees reviews and approves the codes of ethics of the Adviser,

Sub-Advisers and Distributor and any material amendments thereto. The Board also reviews annually reports on issues raised under the Adviser and Distributor's codes of ethics during the previous year.

For the fiscal year and periods ended March 31, 2001, 2000 and 1999, for each of the other Funds paid brokerage fees as follows:


                                                    TOTAL AMOUNT OF BROKERAGE
FUND                                                    COMMISSIONS PAID
                                                  1999         2000         2001
                                               ----------   ----------   ----------
PBHG Growth                                    $4,483,812   $1,637,800   $2,264,121

PBHG Emerging Growth                           $1,199,910   $  528,249   $  331,748

PBHG New Opportunities                            $3,8591   $  259,969   $   84,220

PBHG Large Cap Growth                          $  153,260   $  289,133   $  842,087

PBHG Select Equity                             $  189,316   $  433,169   $1,380,422

PBHG Core Growth                               $  219,995   $  303,739   $  173,883

PBHG Limited                                   $  123,471   $   34,782   $   43,800

PBHG Large Cap 20                              $  452,760   $  777,791   $1,255,405

PBHG Large Cap Value                           $  795,638   $  858,386   $4,277,442

PBHG Mid-Cap Value                             $1,099,445   $  861,814   $  927,327

PBHG Small Cap Value                           $  769,954   $  730,543   $1,104,827

PBHG Focused Value                               $14,3301   $  131,357   $  428,627

PBHG Cash Reserves                             $        0   $        0   $        0

PBHG Technology & Communications               $1,115,574   $2,444,485   $4,107,148

PBHG Global Technology & Communications Fund            *            *   $  183,608

PBHG Strategic Small Company                   $  279,693   $  237,611   $  274,874


                                                                                   PERCENT OF AGGREGATE
                                                                                         AMOUNT OF
                                                                                       TRANSACTIONS
                                                                                   INVOLVING PAYMENT OF
                                              PERCENT OF TOTAL AMOUNT OF              COMMISSIONS TO SEI
FUND                                          BROKERAGE COMMISSIONS PAID                 INVESTMENT
                                           TO SEI INVESTMENT DISTRIBUTION CO.         DISTRIBUTION CO.
                                         --------------------------------------    ---------------------
                                         1999+            2000+           2001+             2001
                                         -----            -----           -----             ----
PBHG Growth                               3%                7%            13%               84%

PBHG Emerging Growth                      4%                7%            17%               83%

PBHG New Opportunities                    0%(1)             1%             8%               40%

PBHG Large Cap Growth                     3%                1%             3%               74%

PBHG Select Equity                        6%                5%             7%               75%

PBHG Core Growth                          1%                1%             4%               69%

PBHG Limited                              6%               17%            19%               58%

PBHG Large Cap 20                         4%                3%             4%               75%

PBHG Large Cap Value                      0%                0%             0%               77%

PBHG Mid-Cap Value                        0%                0%             1%               70%

PBHG Small Cap Value                      0%                0%             1%               64%

PBHG Focused Value                        0%(1)             0%             0%               66%

PBHG Cash Reserves                        0%                0%             0%                0%

PBHG Technology & Communications          1%                1%             2%               62%

PBHG Global Technology & Communications   *                 *              1%(2)            47%(2)

PBHG Strategic Small Company              0%                0%             1%               59%


*    Not in operation during the period.

+ These commissions were paid to SEI Investment Distribution CO. in connection with repurchase agreement transactions.

(1) For the period February 12, 1999 (commencement of operations) through March 31, 1999.

(2) For the period from May 31, 2001 (commencement of operations) through March 31, 2001.

                              DESCRIPTION OF SHARES

The Trust may increase the number of shares which each Fund is authorized to issue and may create additional portfolios of the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Fund available for distribution to shareholders. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested would belong to that Fund and would be subject to the liabilities related thereto.

                                  VOTING RIGHTS

Each share held entitles a shareholder to one vote for each dollar of net asset value of shares held by the shareholder. Shareholders of each Portfolio of the Trust will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Trust will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants. Shareholders of the PBHG Class of the Trust will vote separately on matters relating solely to the PBHG Class and not on matters relating solely to the Advisor Class of the Trust. The Trust is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Company and for the election of Trustees under certain circumstances. The Trust Agreement provides that the Trustees of the Trust shall hold office during the existence of the Trust, except as follows: (a) any Trustee may resign or retire; (b) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective;
(c) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (d) any Trustee who has died shall be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Agreement and Declaration of Trust and the By-Laws (the "Governing Instruments") provide for indemnification out of the property of a Portfolio for all losses and expenses of any shareholder of such Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law. Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

                       PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Presidents' Day, Martin Luther King, Jr.'s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Funds are offered on a continuous basis.

PURCHASES

You may purchase shares of each Fund directly through DST Systems, Inc., the Trust's Transfer Agent. You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to the Fund's NAV. Shares of each Fund are offered only to residents of states in which such shares are eligible for purchase.

You may place orders by mail, wire or telephone. If market conditions are extraordinarily active, or if severe weather or other emergencies exist, and you experience difficulties placing orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.

You may also purchase shares of each Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Funds. Such financial institutions may charge you a fee for this service in addition to each Fund's public offering price.

Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

Each Fund reserves the right to reject any purchase order or to suspend or modify the continuous offering of its shares. For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market. Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board of Trustees of the Trust that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers and employees of the Adviser, each of the sub-advisers and their affiliated companies). In such event, the Board of Trustees would determine whether such discontinuance is in the best interests of the applicable Fund and its shareholders. Shares of the PBHG Limited Fund are currently offered only to existing shareholders of the PBHG Class shares of the Fund. Shares of the PBHG New Opportunities Fund are currently offered only to the following: (a) subsequent investments by persons who were shareholders on or before November 12, 1999 (Closing Day); (b) new and subsequent investments made by discretionary advised clients of the Adviser and its affiliates and by employees of the Adviser and its affiliates; and (c) new and subsequent investments by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the
Code) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. The PBHG Limited Fund and the PBHG New Opportunities Fund may recommence offering their shares to new investors in the future, provided that the Board of Trustees determines that doing so would be in the best interest of the Fund and its shareholders.

MINIMUM INVESTMENT

The minimum initial investment in each Fund (other than the New Opportunities Fund, Limited Fund and Strategic Small Company Fund) is $2,500 for regular accounts and $2,000 for traditional or Roth IRAs. The minimum initial investment in the New Opportunities Fund is $10,000 and in the Limited Fund and the Strategic Small Company Fund is $5,000 for regular accounts and $2,000 for traditional or Roth IRAs. The New Opportunities and Limited Funds are currently closed to new shareholders. However, investors who establish a Systematic Investment Plan, as described below, with a minimum investment of $25 per month may at the same time open a regular account or traditional or Roth IRA with any Fund with a minimum initial investment of $500. There is no minimum for subsequent investments. The Distributor may waive the minimum initial investment amount at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment. As described below, subsequent purchases through the Trust's Systematic Investment Plan must be at least $25.

INITIAL PURCHASE BY MAIL

An account may be opened by mailing a check or other negotiable bank draft payable to PBHG Funds for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to PBHG FUNDS, P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust will not accept third-party checks, i.e., a check not payable to PBHG Funds or a Fund for initial or subsequent investments.

ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE)

You may purchase additional shares by telephoning the Transfer Agent at 1-800-433-0051. THE MINIMUM TELEPHONE PURCHASE IS $1,000, AND THE MAXIMUM IS FIVE TIMES THE NET ASSET VALUE OF SHARES HELD BY THE SHAREHOLDER ON THE DAY PRECEDING SUCH TELEPHONE PURCHASE FOR WHICH PAYMENT HAS BEEN RECEIVED. The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent. Payment for the telephone purchase must be received by the Transfer Agent within seven days. If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

INITIAL PURCHASE BY WIRE

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Before making an initial investment by wire, you must first telephone 1-800-433-0051 to receive an Account Application and be assigned an account number. The Account Application must be received prior to receipt of the wire. Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Funds to be effective on that day. In addition, an original Account Application should be promptly forwarded to: PBHG Funds, P.O. Box 219534, Kansas City, Missouri 64121-9534. All wires must be sent as follows:
United Missouri Bank of Kansas City, N.A.; ABA #10-10-00695; for Account Number 98705-23469; Further Credit: [name of Fund, your name, your social security number or tax id number and your assigned account number].

ADDITIONAL PURCHASES BY WIRE

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire.

PURCHASE BY ACH

If you have made this election, shares of each Fund may be purchased via Automated Clearing House ("ACH"). Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application. This option must be established on your account at least 15 days prior to your initiating an ACH transaction. The maximum purchase allowed through ACH is $100,000.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order and receives payment before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Funds. Payment may be made by check or readily available funds. You may purchase shares of each fund directly through the Trust's transfer agent. Except for the Cash Reserve Fund, the price per share you will pay to invest in a Fund is its net asset value per share (NAV) next calculated after the transfer agent or other authorized representative accepts your order. If you purchase shares of the Cash Reserve Fund by wire transfer in the form of Federal Funds, the price per share you will pay is that Fund's next calculated net asset value. If you purchase shares of the Cash Reserve Fund by check or other negotiable bank draft, the price per share you will pay is that Fund's net asset value as calculated on the next business day after receipt of the check or bank draft. Purchases will be made in full and fractional shares of a Fund calculated to three decimal places. The Trust will not issue certificates representing shares of the Funds.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for all other Funds and
(ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the Transfer Agent so that you may receive the same day's net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust. The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of the Fund or its shareholders to accept such an order.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each of the other Funds on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of a Fund next determined after the redemption order is effective. Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

You may also redeem shares of each Fund through certain broker-dealers and other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 2:00 p.m. Eastern time for the Cash Reserves Fund and 4:00 p.m. Eastern time for each other Fund and (ii) promptly transmit the order to the Transfer Agent. See "Determination of Net Asset Value" below. The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day's net asset value per share.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Each PBHG Fund has made an election pursuant to Rule 18f-1 under the 1940 Act by which such Fund has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (1) $250,000 or (2) one percent of the net asset value of the Fund at the beginning of such 90-day period. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions and will be exposed to market risk until the securities are converted to cash. In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, Sub-Administrator, the Transfer Agent and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

BY MAIL

There is no charge for having a check for redemption proceeds mailed to you.

BY TELEPHONE

Redemption orders may be placed by telephone, provided that this option has been selected. Shares held in IRA accounts are eligible for this option provided that the request is for an amount less than $50,000 and the account owner is over age 59 1/2. Otherwise, shares held in IRA accounts must be redeemed by written request. Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery. The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account. Such redemption requests must be received in writing and be signature guaranteed.

BY WIRE

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

BY ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction. In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction. A voided check or deposit slip must accompany requests to establish this option.

CHECK WRITING (CASH RESERVES FUND ONLY)

Check writing service is offered free of charge to shareholders of the Cash Reserves Fund. If you have an account balance of $5,000 or more, you may redeem shares by writing checks on your account for $250 or more. To establish this privilege, please call 1-800-433-0051 to request a signature card. Once you have signed and returned a signature card, you will receive a supply of checks. A check may be made payable to any person, and your account will continue to earn dividends until the check clears. Because of the difficulty of determining in advance the exact value of your account, you may not use a check to close your account. Your account will be charged a fee for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

SIGNATURE GUARANTEES

A signature guarantee is a widely accepted way to protect you by verifying the signature on certain redemption requests. The Fund requires signature guarantees to be provided in the following circumstances: (1) written requests for redemptions in excess of $50,000; (2) all written requests to wire redemption proceeds; (3) redemption requests that provide that the redemption proceeds should be sent to an address other than the address of record or to a person other than the registered shareholder(s) for the account; and (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) written requests to add telephone exchange and telephone redemption options to an account; and (7) changes in previously designated wiring instructions. These requirements may be waived or modified upon notice of shareholders. Signature guarantees can be obtained from any of the following institutions: a national or state bank, a trust company, a federal savings and loan association, or a broker-dealer that is a member of a national securities exchange. The Trust does not accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

SHAREHOLDER INQUIRIES AND SERVICES OFFERED

If you have any questions about the Funds or the shareholder services described below, please call the Trust at 1-800-433-0051. Written inquiries should be sent to DST SYSTEMS, INC., P.O. BOX 219534, KANSAS CITY, MISSOURI 64121-9534. The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days' notice to shareholders. You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Trust's Transfer Agent receives your notification to discontinue such service(s) at least ten (10) days before the next scheduled investment or withdrawal date.

SYSTEMATIC INVESTMENT AND SYSTEMATIC WITHDRAWAL PLANS

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork. You can utilize these plans by simply completing the appropriate section of the Account Application.

(1) SYSTEMATIC INVESTMENT PLAN. The Systematic Investment Plan is a convenient way for you to purchase shares in the Funds at regular monthly or quarterly intervals selected by you. The Systematic Investment Plan enables you to achieve dollar-cost averaging with respect to investments in the Funds despite their fluctuating net asset values through regular purchases of a fixed dollar amount of shares in the Funds. Dollar-cost averaging brings discipline to your investing. Dollar-cost averaging results in more shares being purchased when a Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high, thereby helping to decrease the average price of your shares. Investors who establish a Systematic Investment Plan may open an account with a minimum balance of $500. Through the Systematic Investment Plan, shares are purchased by transferring monies (minimum of $25 per transaction per Fund) from your designated checking or savings account. Your systematic investment in the Fund(s) designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select. This Systematic Investment Plan must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2) SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan provides a convenient way for you to receive current income while maintaining your investments in the Fund(s). The Systematic Withdrawal Plan permits you to have payments of $50 or more automatically transferred from your account(s) in the Fund(s) to your designated checking or savings account on a monthly, quarterly, or semi-annual basis. The Systematic Withdrawal Plan also provides the option of having a check mailed to the address of record for your account. In order to start this Plan, you must have a minimum balance of $5,000 in any account using this feature. Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter or semi-annual period you select.

EXCHANGE PRIVILEGES

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to Federal funds, you may exchange some or all of your shares for shares of the other Funds of the Trust currently available to the public. However, if you own shares of any Fund other than the Cash Reserves Fund, you are limited to four (4) exchanges annually from such Fund to the Cash Reserves Fund. Exchanges are made at net asset value. The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon sixty
(60) days' notice. Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of the new Fund may legally be sold.

TAX-SHELTERED RETIREMENT PLANS

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Fund.

(1) TRADITIONAL IRAS. You may save for your retirement and shelter your investment income from current taxes by either: (a) establishing a new traditional IRA; or (b) "rolling-over" to the Trust monies from other IRAs or lump sum distributions from a qualified retirement plan. If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $2,000 per year of your earned income in any of the Funds. You may also invest up to $2,000 per year in a spousal IRA if your spouse has no earned income. There is a $10.00 annual maintenance fee charged to traditional IRA investors. If you maintain IRA accounts in more than one Fund of the Trust, you will only be charged one fee. This fee can be prepaid or will be debited from your account if not received by the announced deadline.

(2) ROTH IRAS. Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free. Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be), however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA. Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

(3) SEP-IRAS. If you are a self-employed person, you can establish a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4) 401(A) KEOGH AND CORPORATE RETIREMENT PLANS. Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5) 401(K) PLANS. Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6) 403(B) PLANS. Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

OTHER SPECIAL ACCOUNTS

The Trust also offers the following special accounts to meet your needs:

(1) EDUCATION IRAS. Education IRAs allow you to save for qualified higher education expenses of designated beneficiaries. Like traditional and Roth IRAs, Education IRAs provide an opportunity for your investment to grow tax-free until distributed. Contributions to an Education IRA are not tax deductible, however, distributions from an Education IRA which are used to pay qualified higher education expenses are tax-free. You may contribute up to $500 per year for the benefit of each prospective student under the age of 18. There is a $7.00 annual maintenance fee charged to Education IRA accounts. The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

(2) UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS. By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children's education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3) CUSTODIAL AND FIDUCIARY ACCOUNTS. The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please call toll free at 1-800-433-0051. Retirement investors may, however, wish to consult with their own tax counsel or adviser.

MINIMUM ACCOUNT SIZE

Due to the relatively high cost of maintaining smaller accounts, the Trust will impose an annual $12.00 minimum account charge and reserves the right to redeem shares in any non-retirement account if, as the result of redemptions, the value of any account drops below the minimum initial investment amount, specified above, for each Fund. See "Minimum Investment" and "Systematic Investment and Systematic Withdrawal Plans" for minimum investments. You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least the applicable minimum account size before the annual $12.00 minimum account fee is charged and/or the redemption of a non-retirement account is processed. The applicable minimum account charge will be imposed annually on any such account until the account is brought up to the applicable minimum account size.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund, other than the Cash Reserves Fund, is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Net asset value per share is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on any Business Day. The net asset value per share of each Fund, other than the Cash Reserves Fund, is listed under PBHG in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of each Fund are valued by the Sub-Administrator. The Sub-Administrator will use an independent pricing service to obtain valuations of securities. The pricing service relies primarily on prices of actual market transactions as well as trade quotations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

Fund securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the last bid price. In the event a listed security is traded on more than one exchange, it is valued at the last sale price on the exchange on which it is principally traded. If there are no transactions in a security during the day, it is valued at the most recent bid price. However, debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations are valued at amortized cost. Securities and other assets held by the Trust for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Trustees.

Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

The net asset value per share of the PBHG Cash Reserves Fund is calculated by adding the value of securities and other assets, subtracting liabilities and dividing by the number of outstanding shares. Securities will be valued by the amortized cost method which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument. Net asset value per share is determined daily as of 2:00 p.m. Eastern time on each Business Day. During periods of declining interest rates, the daily yield of the PBHG Cash Reserves Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the PBHG Cash Reserves Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the PBHG Cash Reserves Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

The use of amortized cost valuation by the PBHG Cash Reserves Fund and the maintenance of the Fund's net asset value at $1.00 are permitted by regulations set forth in Rule 2a-7 under the 1940 Act, provided that certain conditions are met. Under Rule 2a-7 as amended, a money market portfolio must maintain a dollar-weighted average maturity in the Fund of 90 days or less and not purchase any instrument having a remaining maturity of more than 397 days. In addition, money market funds may acquire only U.S. dollar denominated obligations that present minimal credit risks and that are "eligible securities" which means they are (i) rated, at the time of investment, by at least two nationally recognized security rating organizations (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or (ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). The Adviser will determine that an obligation presents minimal credit risks or that unrated instruments are of comparable quality in accordance with guidelines established by the Trustees. The Trustees must approve or ratify the purchase of any unrated securities or securities rated by only one rating organization. In addition, investments in second tier securities are subject to the further constraints that (i) no more than 5% of the Fund's assets may be invested in such securities in the aggregate, and (ii) any investment in such securities of one issuer is limited to the greater of 1% of the Fund's total assets or $1 million. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Fund. However, there is no assurance that the Fund will be able to meet this objective. The Fund's procedures include the determination of the extent of deviation, if any, of the Fund's current net asset value per unit calculated using available market quotations from the Fund's amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated. If the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. In addition, if any Fund incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends.

                                      TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Funds or their shareholders. Accordingly, you are urged to consult your tax advisors regarding specific questions as to federal, state and local income taxes.

FEDERAL INCOME TAX

The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to continue to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. In order to qualify for treatment as a RIC under the Code, each Fund must distribute annually to its shareholders at least the sum of 90% of its net interest income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) ("Distribution Requirement"). In addition to the Distribution Requirement, each Fund must meet several other requirements. Among these requirements are the following: (i) each Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts derived with respect to the Fund's business of investing in such stock, securities or currencies) (the "Income Requirement"); (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses ((ii) and (iii) collectively, the "Asset Diversification Test").

For purposes of the Asset Diversification Test, it is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or foreign government backing the particular currency. Consequently, a Fund may find it necessary to seek a ruling from the Internal Revenue Service on this issue or to curtail its trading in forward foreign currency exchange contracts in order to stay within the limits of the Asset Diversification Test.

For purposes of the Income Requirement, foreign currency gains (including gains from options, futures or forward contracts on foreign currencies) that are not "directly related" to a Fund's principal business may, under regulations not yet issued, be excluded from qualifying income.

If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

PORTFOLIO DISTRIBUTIONS

Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts. Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax.

Treasury regulations permit a RIC in determining its investment company taxable income and undistributed net capital gain for any taxable year to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Each Fund will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Dividends from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of a Fund will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. The Funds will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain debt securities purchased by the Funds (such as U.S. Treasury STRIPS, defined in "Glossary of Permitted Investments" below) are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current net investment income the accrued discount on such obligations for purposes of the distribution requirement even though the Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders, the Fund may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser or sub-adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a Fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a Fund provided certain state-specific conditions are satisfied. Not all states permit such income dividends to be tax exempt and some require that a certain minimum percentage of an investment company's income be derived from state tax-exempt interest. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. You should consult your tax advisor to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year, if paid by the Fund at any time during the following January.

WITHHOLDING

In certain cases, a Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding; however, the Economic Growth and Tax Relief Reconciliation Act of 2001 reduces the backup withholding rate to 30.5% for distributions made after August 6, 2001 and further provides for a phased reduction to 28% for years 2006 and thereafter.

REDEMPTION OR EXCHANGE OF SHARES

Upon a redemption or exchange of shares, a shareholder will recognize a taxable gain or loss depending upon his or her basis in the shares. Unless the shares are disposed of as part of a conversion transaction, such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss recognized by a shareholder on the sale of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Any loss recognized on a sale or exchange will be disallowed to the extent that Fund shares are sold and replaced within the 61-day period beginning 30 days before and ending 30 days after the disposition of such shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Shareholders should particularly note that this loss disallowance rule applies even where shares are automatically replaced under the dividend reinvestment plan.

INVESTMENT IN FOREIGN FINANCIAL INSTRUMENTS

Under Code Section 988, gains or losses from certain foreign currency forward contracts or fluctuations in currency exchange rates will generally be treated as ordinary income or loss. Such Code Section 988 gains or losses will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to pay any ordinary income dividends, and any such dividends paid before the losses were realized, but in the same taxable year, would be recharacterized as a return of capital to shareholders, thereby reducing the tax basis of Fund shares.

HEDGING TRANSACTIONS

Some of the forward foreign currency exchange contracts, options and futures contracts that the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section

1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss.

Generally, the hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

Because application of the straddle, conversion transaction and constructive sale rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle or investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such transactions.

Requirements relating to each Fund's tax status as a RIC may limit the extent to which a Fund will be able to engage in transactions in options and futures contracts.

STATE TAXES

Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FOREIGN SHAREHOLDERS

Dividends from a Fund's investment company taxable income and distributions constituting returns of capital paid to a nonresident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") generally will be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's Foreign Tax Credit Election, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A foreign shareholder generally will not be subject to U.S. taxation on gain realized upon the redemption or exchange of shares of a Fund or on capital gain dividends. In the case of a foreign shareholder who is a nonresident alien individual, however, gain realized upon the sale or redemption of shares of a Fund and capital gain dividends ordinarily will be subject to U.S. income tax at a rate of 30% (or lower applicable treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and certain other conditions are met. In the case of a foreign shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. federal income tax at a rate of 31% unless proper notification of such shareholder's foreign status is provided (however, this rate is reduced to 30.5% after August 6, 2001 and further reduced in phases to 28% for years 2006 and thereafter under the Economic Growth and Tax Relief Reconciliation Act of 2001).

Notwithstanding the foregoing, if distributions by the Funds are effectively connected with a U.S. trade or business of a foreign shareholder, then dividends from such Fund's investment company taxable income, capital gains, and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any of the Funds.

MISCELLANEOUS CONSIDERATIONS

The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on July 1, 2001. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Prospective shareholders are encouraged to consult their tax advisors as to the consequences of these and other U.S., state, local, and foreign tax rules affecting investments in the Fund.

                             PERFORMANCE ADVERTISING

From time to time, each Fund may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. For Funds other than the Cash Reserves Fund, yield refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

Each Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Fund may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Fund may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of each Fund's Advisor Class shares will be lower than that of the Fund's PBHG Class shares because of the additional Rule 12b-1 shareholder servicing expenses charged to Advisor Class shares.

                              COMPUTATION OF YIELD

From time to time the PBHG Cash Reserves Fund may advertise its "current yield" and "effective compound yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the PBHG Cash Reserves Fund refers to the income generated by an investment in the PBHG Cash Reserves Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the PBHG Cash Reserves Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the PBHG Cash Reserves Fund will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes and income other than investment income) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the PBHG Cash Reserves Fund is determined by computing the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = ((Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the PBHG Cash Reserves Fund fluctuates, and the annualization of a week's dividend is not a representation by the Fund as to what an investment in the PBHG Cash Reserves Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the PBHG Cash Reserves Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the PBHG Cash Reserves Fund and other factors.

Yields are one basis upon which investors may compare the PBHG Cash Reserves Fund with other money market funds; however, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

For the 7-day period ended March 31, 2001, the yield for the PBHG Cash Reserves Fund was 4.79% and the 7-day effective yield was 4.90%.

                           CALCULATION OF TOTAL RETURN

From time to time, each of the Funds may advertise its total returns. The total return refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:
P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the designated time period as of the end of such period.

The PBHG Global Technology & Communications Fund did not commence operations until May 31, 2000. Based on the foregoing, the average annual total returns for each of the Funds (other than the Cash Reserves Fund) from its inception through March 31, 2001, and for the one, five and ten year periods ended March 31, 2001, and the aggregate total returns for the Funds since inception, were as follows. The performance shown for the Advisor Class prior to its inception is based on the performance of the PBHG Class shares, which do not carry a service plan fee.

                                                                                                      AGGREGATE
                                                   AVERAGE ANNUAL TOTAL RETURN                      TOTAL RETURN
                                -----------------------------------------------------------------------------------
FUND                               ONE YEAR        FIVE YEAR        TEN YEAR      SINCE INCEPTION  SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------------
PBHG Growth(1) (Advisor)            -56.65%          0.68%           14.13%            0.64%             2.97%
PBHG Growth(1) (PBHG)               -56.57%          0.90%           14.26%           15.10%           759.08%
PBHG Emerging Growth(2)             -56.95%         -4.29%             *              10.05%           111.05%
PBHG New Opportunities(12)          -54.38%           *                *              80.02%           250.12%
PBHG Large Cap Growth
(Advisor)(3)                        -36.58%         18.18%             *                *              -21.34%
PBHG Large Cap Growth (PBHG)(3)     -36.55%         18.20%             *              23.08%           245.84%
PBHG Select Equity(4)               -64.23%         13.08%             *              21.93%           227.06%
PBHG Core Crowth(5)                 -59.85%          0.54%             *               3.77%            21.44%
PBHG Limited(6)                     -42.99%           *                *              12.59%            75.81%
PBHG Large Cap 20 (Advisor)(7)      -53.86%           *                *                *              -29.37%
PBHG Large Cap 20 (PBHG)(7)         -53.84%           *                *              23.00%           145.42%
PBHG Large Cap Value
(Advisor)(8)                         20.25%           *                *                *                0.00%
PBHG Large Cap Value(PBHG)(8)        20.42%           *                *              22.07%           133.36%
PBHG Mid-Cap Value(11)                9.43%           *                *              29.03%           171.59%
PBHG Small Cap Value
(Advisor)(11)                         2.94%           *                *                *               -6.10%

PBHG Small Cap Value (PBHG)(11)       2.99%           *                *              21.95%           117.74%
PBHG Focused Value(12)               -3.59%           *                *              33.41%            84.86%
PBHG Technology &
Communications (Advisor)(9)         -74.22%         15.66              *                *              -42.78%
PBHG Technology &
Communications (PBHG)(9)            -74.20%         15.68              *              18.88%           158.53%
PBHG Strategic Small Company(10)    -27.04%           *                *              13.73%            72.79%
PBHG Global Technology &
Communications(13)                     *              *                *                *              -50.50%

*    The Fund was not in operation for the full period.

(1) The PBHG Growth Fund commenced operations on December 19, 1985. The Advisor Class shares of this Fund commenced operations on August 19, 1996.

(2) The PBHG Emerging Growth Fund commenced operations with its predecessor on June 14, 1993.

(3) The PBHG Large Cap Growth Fund commenced operations on April 5, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

(4)  The PBHG Select Equity Fund commenced operations on April 5, 1995.

(5)  The PBHG Core Growth Fund commenced operations on December 29, 1995.

(6)  The PBHG Limited Fund commenced operations on June 28, 1996.

(7) The PBHG Large Cap 20 Fund commenced operations on November 29, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

(8) The PBHG Large Cap Value Fund commenced operations on December 31, 1996. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

(9) The PBHG Technology & Communications Fund commenced operations on September 29, 1995. The Advisor Class shares of this Fund commenced operations on December 29, 2000.

(10) The PBHG Strategic Small Company Fund commenced operations on December 31, 1996.

(11) The PBHG Mid-Cap Value Fund and the PBHG Small Cap Value Fund commenced operations on May 1, 1997.

(12) The PBHG New Opportunities Fund and the PBHG Focused Value Fund commenced operations on February 12, 1999.

(13) The PBHG Global Technology & Communications Fund commenced operations on May 31, 2000.

Quotations of total return, which are not annualized, represent historical earnings and asset value fluctuations. Total return is based on past performance and is not a guarantee of future results.

                              FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP ("PWC") located at Two Commerce Square 2001 Market Street Philadelphia, Pennsylvania, serves as the independent accountants for the Trust. PWC provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

The audited financial statements for the fiscal year ended March 31, 2001and the report of the independent accountants for that year are included in the Trust's Annual Report to Shareholders dated March 31, 2001. The Annual Report, except for pages one through seven thereof, is incorporated herein by reference and made a part of this Statement of Additional Information. These financial statements have been audited by PWC and have been incorporated by reference into the Statement of Additional Information in reliance on the report of PWC, independent accountants, given on the authority of that firm as experts in auditing and accounting.